UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-04980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213)
244-0000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2025

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

 Annual Report

  December 31, 2025

To Our Valued Shareholders

Richard Villa Executive Vice President, Chief Financial Officer

To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2025 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end
fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the year, shares of TSI rose by 9.7% while the Fund’s net asset value (i.e., returns of the underlying assets) increased by 8.2%. The Fund’s twelve-month price-based return was higher than the
NAV-based
return, as the discount between NAV and share price fell from
-4.4%
at the beginning of the period to
-3.3%
by December 31, 2025.
Over the past four quarters, the TSI Fund paid dividends of approximately 6.5 cents per share each quarter, as well as a special cash payment of 6.5 cents per share. This represents an annualized rate of approximately 33 cents per share, contributing to a realized
12-month
trailing yield of approximately 6.7% as of 12/31/2025. As yield is a function of a number of parameters, the go-forward
yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

	Total Return as of December 31, 2025 (Annualized for periods over 1 Year)
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price-Based Return	9.67	10.03	4.28	5.97	8.50	7.68
NAV-Based Return	8.17	8.45	4.04	4.93	7.56	7.82
Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps (1)	8.39	9.07	7.34	6.30	5.79	n/a

(1)	Benchmark changed to the Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps effective 3/1/2022.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Letter to Shareholders (Continued)

Management Commentary
Despite episodic bouts of volatility throughout the year, significant policy changes enacted by the administration, and macro disruptions, the U.S. economy displayed resilience in 2025. Indeed, the sweeping reforms to immigration and global trade disrupted markets early in the year and sent a message that the administration’s agenda was not only aggressive, but would spur headwinds before any pro-growth
components were enacted. While the volatility proved short lived, investors shortly after had to grapple with a labor market showing clear signs of deterioration, the assessment of which was made more difficult by the longest government shutdown on record later in the year. While the official data was on hold during key Federal Open Market Committee (FOMC) policy decisions, secondary/private data sources showed a continuation of the weakening — and moderating of inflation — that provided cover to the FOMC to resume its easing cycle. The policy rate was lowered by 75 bps throughout the second half of the year as the committee prioritized labor markets over prices, though the downward employment trend didn’t appear to faze market participants as credit spreads reached multi-decade tight levels around the same time. Instead, with AI spending driving a promise of future benefit and initial estimates of 3Q25 GDP surprising to the upside, the market outlook for the coming year flashed signs of optimism and priced in a more robust pace of growth, causing the yield curve to steepen as
2-Year
yields fell by 77 bps and
30-year
yields rose by 6 bps. This backdrop proved supportive for both equity and fixed income returns, with the S&P 500 Index advancing nearly 18% and the Bloomberg U.S. Aggregate Bond Index returning 7.3% as risk premiums across spread sectors declined. Reflective of the risk-on
atmosphere, high yield corporates were the best performers on a duration-adjusted basis with 260 bps of excess returns while investment grade corporates bested Treasuries by 119 bps. Among securitized sectors, agency MBS led with 171 bps of duration-adjusted outperformance, benefitting from reduced rate volatility, followed by CMBS and ABS with 103 and 55 bps, respectively.
The Economy and Market Ahead
We head into 2026 at an inflection point as the initial headwinds from tariff and immigration overhaul appear to be fading, while pro-growth
tenets of the administration’s agenda are on the horizon. How the economy is impacted by the litany of policy changes over the past year is of course yet to be seen, though markets seem to be pricing in a seamless transition with credit spreads remaining near the tightest levels in recent history, equity markets setting fresh records, and measured volatility reaching
18-month
lows. However, the current labor market weakness and

bifurcation in consumer balance sheets suggest to us that the path forward could be bumpier than what is widely anticipated, with a possibility that the labor backdrop worsens before it gets better. Such an environment would likely hamper near-term consumer activity, a scenario that appears to be discounted given broader complacency in risk asset pricing. Indeed, credit spreads at current levels provide minimal downside protection and reflect expectations for volatility to remain limited, though as the past year demonstrated, this administration has a penchant for volatility that shouldn’t go underappreciated and that we expect to be a continued feature of markets.
Portfolio Positioning

SECTOR ALLOCATION

BL 0.17%
IC 2.49%
CS 2.52%
MM 3.95%
CCB 0.14%
ABS 11.64%
FGB 0.76%
UST 0.59%
MUNI 0.51%
CB 21.31%
MBS 55.92%

Asset-Backed Securities (ABS)
Common Stock (CS)
Convertible Corporate Bonds (CCB)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-Backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)
Bank Loans (BL)
Investment Companies (IC)
MBS ALLOCATION

RMBS NON-AGENCY 38.24%
CMBS AGENCY 0.71%
CMBS NON-AGENCY 22.15%
RMBS AGENCY 38.90%

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities — Non-Agency (CMBS NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities — Non-Agency (RMBS NON-AGENCY)

Moderate leverage can be utilized by the Fund through a Line of Credit facility, though the Fund did not use any of the available $70 million commitment in 2025. Leverage is used when market opportunity is abundant and management deems the use of leverage accretive to returns.
We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at
1-866-227-8179,
or contact@tcw.com.
Sincerely,

Richard Villa
Executive Vice President, Chief Financial Officer

TCW Strategic Income Fund, Inc.
Management Discussion

The TCW Strategic Income Fund (“TSI” or “Fund”) gained 8.17%
(NAV-based
return) in 2025, while the Bloomberg
3-Month
U.S. Treasury Bellwethers Index + 400 bps reached 8.39% for the year. Performance benefitted from diversified exposure across spread sectors as every sector finished ahead of Treasuries on a duration-adjusted basis, led by residential MBS.
Non-agency
MBS was among the largest contributors, with both legacy and newer vintage deals providing strong carry, attractive yields, and price upside against a backdrop of steady demand. Returns also benefitted from the Fund’s allocation to agency MBS, which was the best performing investment grade sector for the year as rate volatility moderated and spreads tightened, beating Treasuries by 171 bps on a duration-adjusted basis. Within agency MBS, the Fund maintained a focus on lower and belly coupons in the
30-year
stack, which proved advantageous as heightened prepayment concerns weighed on premium coupons, favoring the total return potential of discount-priced bonds. Among CMBS, the allocation to single asset single borrower CMBS deal structures was a notable contributor to returns as these deals benefited from the increase in CRE market activity and demonstrated sponsorship of high performing/high-quality properties. Moreover, the nature of the deals lends itself to bottom-up
credit analysis of the underlying property, allowing the Fund to capitalize on structural premium and higher yielding opportunities by scaling down the capital structures of the highest conviction credits, which provided better yield compensation and total return upside over the period. ABS exposure remained focused on non-traditional
collateral types, with the biggest contributions coming from single family rentals and whole business loans, while CLOs (collateralized loan obligations) boosted performance in the first half of the year as spreads moved tighter and floating coupons helped provide attractive income, though the impact was more muted late in the year as rates moved lower. Away from securitized, the Fund’s allocation to corporate credit, though defensive, was additive as yield spreads tightened for much of the year. Additionally, volatility in April provided an opportunity to layer in risk at attractive levels, then positions were sold at attractive levels as spreads remediated in subsequent months. Overall, investment grade banking, non-cyclical,
technology, and electric utility names contributed the most over the period, while among high yield exposure, the best performers in the Fund were in the midstream energy, pharmaceutical, and media entertainment space. Equity holdings in the Fund also contributed, led by mortgage REITs, telecommunication, and tobacco holdings. Finally, performance was further supported by the duration position of the Fund, which started the year around 3.0 years before being trimmed to 2.2 years for the second half alongside the decline in front-end
rates.
As value investors, TCW remains vigilant in its assessment of risks and opportunities across markets. Indeed, in the upheaval early in April, we were active in trimming duration and adding significantly across corporate credit, and to a lesser extent in securitized. These positions were subsequently trimmed as markets rallied, and the Fund is again positioned to take advantage of anticipated bouts of volatility that provide opportunities to add yield and potential return to portfolios. With corporate spreads having fallen back towards all-time
tight levels, securitized products currently offer a more compelling relative value argument and therefore constitute a larger position and more attractive segment of the market in which to allocate portfolio risk budgets. Residential MBS represents a substantial position, split between agency MBS given the sector’s liquidity, spread premiums, and government guarantee, and non-agency
MBS focused on the senior parts of capital structures with high-performing collateral. Meanwhile, CMBS exposure is focused on single asset single borrower deals that allow for a detailed analysis of the underlying property and sponsor, facilitating bottom-up

TCW Strategic Income Fund, Inc.

inclusion criteria that includes higher yielding positions down the capital structure. ABS positions similarly reflect targeted positions including CLOs and high-quality non-traditional
collateral types like single-family rentals. Finally, after trimming in the first few months of 2025, the Fund’s duration position was steady at around 2.2 years, with an emphasis on the
2-
and
5-Year
parts of the curve given expectations for continued steepening alongside further easing by the Fed, particularly if labor markets weaken further.
Dividend Distribution Discussion
The goal of the Fund’s distribution policy is to maintain a stable payout without having to return capital to investors. A stable dividend policy will inevitably result in income surplus or deficit at the end of the year given variations in the sources of the Fund’s distributable income. The Fund maintains a modest reserve balance such that an income surplus remains at the end of the year as opposed to a shortfall.
TCW will continue to monitor the Fund’s income reserve for increases in surplus or shortfall and make adjustments to the quarterly dividend as warranted, with the goal of minimizing the dispersion of the quarterly dividend amounts and maintaining the dividend’s stability.

TCW Strategic Income Fund, Inc.

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 102.0% of Net Assets

ASSET-BACKED SECURITIES — 13.1%

Academic Loan Funding Trust Series 2012-1A, Class R

0.00% (1),(2)	12/27/44		$3,368	$267,419

AIMCO CLO 24 Ltd. Series 2025-24A, Class SUB

0.00% (1),(3)	04/19/38		600,000	476,403

ALLO Issuer LLC Series 2023-1A, Class C

12.18% (1)	06/20/53		880,000	926,441

Apidos CLO XXXVII Series 2021-37A, Class B

5.72% (3 mo. USD Term SOFR + 1.862%) (1),(4)	10/22/34		725,000	725,625

Arbour CLO VIII DAC Series 8X, Class B1R

3.71% (3 mo. EUR EURIBOR + 1.700%) (4),(5)	10/15/34	EUR	600,000	705,068

Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class D

4.08% (1)	02/20/28		250,000	246,496

Bain Capital Credit CLO Ltd. Series 2020-4A, Class ERR

10.64% (3 mo. USD Term SOFR + 6.750%) (1),(4)	10/20/36		250,000	249,561

BBAM U.S. CLO VI Ltd. Series 2025-6A, Class SUB

0.00% (1),(3)	01/27/39		350,000	279,537

BCRED CLO LLC Series 2023-1A, Class A

6.18% (3 mo. USD Term SOFR + 2.300%) (1),(4)	01/20/36		850,000	852,260

Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR

5.65% (3 mo. USD Term SOFR + 1.750%) (1),(4)	07/15/37		625,000	626,611

BMO SBA COOF Trust Series 2019-1, Class A (I/O)

1.41% (1),(6)	10/25/45		2,856,491	81,206

CARS-DB4 LP Series 2020-1A, Class B2

4.52% (1)	02/15/50		700,000	686,125

Carvana Auto Receivables Trust Series 2021-N3, Class R

0.00% (1),(2)	06/12/28		2,200	156,322

Carvana Auto Receivables Trust Series 2022-N1, Class R

0.00% (1),(2)	12/11/28		4,700	204,807

Carvana Auto Receivables Trust Series 2022-P3, Class R

0.00% (1),(2)	09/10/29		2,900	235,424

Carvana Auto Receivables Trust Series 2023-P1, Class R

0.00% (1),(2)	03/11/30		4,400	257,453

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Carvana Auto Receivables Trust Series 2023-P2, Class R

0.00% (1),(2)	06/10/30	$2,000	$169,669

CIFC Funding Ltd. Series 2022-2A, Class B

0.00% (1),(3)	04/19/35	685,000	445,867

Cologix Data Centers U.S. Issuer LLC Series 2021-1A, Class C

5.99% (1)	12/26/51	600,000	591,250

Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC Series 2025-1A, Class A2

6.00% (1)	05/20/55	245,000	251,011

COOF Securitization Trust II Series 2015-2, Class A1 (I/O)

2.38% (1),(6)	08/25/41	1,324,484	78,255

Eaton Vance CLO Ltd. Series 2013-1A, Class D1R4

6.90% (3 mo. USD Term SOFR + 3.000%) (1),(4)	10/15/38	475,000	475,957

Elmwood CLO 17 Ltd. Series 2022-4A, Class SUB

5.77% (1),(6)	07/17/37	850,000	522,705

Elmwood CLO III Ltd. Series 2019-3A, Class SUB

0.00% (1),(3)	07/18/37	1,000,000	436,250

Elmwood CLO VIII Ltd. Series 2021-1A, Class ER

10.13% (3 mo. USD Term SOFR + 6.250%) (1),(4)	04/20/37	500,000	496,022

FHF Issuer Trust Series 2024-3A, Class A2

4.94% (1)	11/15/30	390,977	390,299

Flexential Issuer LLC Series 2021-1A, Class A2

3.25% (1)	11/27/51	118,857	117,172

Goal Capital Funding Trust Series 2006-1, Class B

5.30% (3 mo. USD LIBOR + 0.450%) (4)	08/25/42	77,363	75,312

GoldenTree Loan Management U.S. CLO 15 Ltd. Series 2022-15A, Class ER2

8.86% (3 mo. USD Term SOFR + 5.000%) (1),(4)	10/20/38	375,000	374,072

GoldenTree Loan Management U.S. CLO 22 Ltd. Series 2024-22A, Class F

11.80% (3 mo. USD Term SOFR + 7.920%) (1),(4)	10/20/37	250,000	246,957

GoldenTree Loan Management U.S. CLO 8 Ltd. Series 2020-8A, Class FR

12.20% (3 mo. USD Term SOFR + 8.312%) (1),(4)	10/20/34	250,000	240,965

Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R

6.61% (3 mo. USD Term SOFR + 2.750%) (1),(4)	01/20/36	600,000	600,030

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2025

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Gracie Point International Funding LLC Series 2025-1A, Class C

6.77% (30 day USD SOFR Average + 2.750%) (1),(4)	08/15/28	$605,000	$606,528

Hertz Vehicle Financing III LLC Series 2023-1A, Class 1D

9.13% (1)	06/25/27	365,000	367,804

Hertz Vehicle Financing III LP Series 2021-2A, Class D

4.34% (1)	12/27/27	820,000	808,477

HOA Funding LLC

4.72% (1),(7)	08/20/51	581,626	—

HPS Loan Management Ltd. Series 2024-19A, Class C2

6.80% (3 mo. USD Term SOFR + 2.900%) (1),(4)	04/15/37	750,000	752,769

ICG U.S. CLO Ltd. Series 2022-1A, Class DR (I/F)

7.02% (3 mo. USD Term SOFR + 3.100%) (1),(4)	10/20/38	1,000,000	1,003,846

LMDV Issuer Co. LLC Series 2025-1A, Class C

7.88% (1)	12/15/55	360,000	360,864

LMRE SFR1 Trust Series 2025-SFR1, Class E

5.85% (1)	12/17/42	550,000	550,193

Madison Park Funding XLV Ltd. Series 2020-45A, Class CRR

5.80% (3 mo. USD Term SOFR + 1.900%) (1),(4)	07/15/34	625,000	623,919

Mosaic Solar Loan Trust Series 2021-1A, Class R

0.00% (1),(3)	12/20/46	950,000	136,796

Mosaic Solar Loan Trust Series 2021-2A, Class R

0.00% (1),(3)	04/22/47	1,150,000	70,331

Mosaic Solar Loan Trust Series 2021-3A, Class R

0.00% (1),(3)	06/20/52	1,600,000	77,930

NCFA LLC – Loan Participation 1

2.75% (7)	06/12/28	671,406	671,406

NCFA LLC – Loan Participation 2

3.14% (7)	12/19/27	794,087	794,087

Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB

0.00% (1),(3)	07/24/37	700,000	440,708

New Mountain CLO 8 Ltd. Series CLO-8A, Class M

0.00% (1),(3),(7)	10/20/38	60,000	—

New Mountain CLO 8 Ltd. Series CLO-8A, Class SUB

0.00% (1),(3)	10/20/38	600,000	447,787

Newday Funding Master Issuer PLC Series 2024-2X, Class E

7.74% (1 day GBP SONIA + 3.900%) (4),(5)	07/15/32	GBP 450,000	616,311

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

OCP CLO Ltd. Series 2015-9A, Class SUB

0.00% (1),(3)	01/15/37	$1,360,000	$557,131

Palmer Square CLO Ltd. Series 2024-3A, Class SUB

0.00% (1),(3)	07/20/37	625,000	485,354

Rockford Tower CLO Ltd. Series 2025-2A, Class D1

7.39% (3 mo. USD Term SOFR + 3.350%) (1),(4)	03/31/38	600,000	606,604

Santander Consumer Auto Receivables Trust Series 2021-BA, Class R

0.00% (1),(2)	03/15/29	5,000	1,433,208

Santander Consumer Auto Receivables Trust Series 2021-CA, Class R

0.00% (1),(2)	06/15/28	5,500	588,866

Serenity-Peace Park CLO Ltd. Series 2025-1A, Class SUB

0.00% (1),(3)	10/24/38	600,000	487,266

Sixth Street CLO VIII Ltd. Series 2017-8A, Class CR2

6.83% (3 mo. USD Term SOFR + 2.950%) (1),(4)	10/20/34	275,000	274,424

Sixth Street CLO XX Ltd. Series 2021-20A, Class SUB

0.00% (1),(3)	07/17/38	467,250	257,376

SLC Student Loan Trust Series 2004-1, Class B

4.81% (90 day USD SOFR Average + 0.552%) (4)	08/15/31	154,462	136,147

SLC Student Loan Trust Series 2006-1, Class B

4.60% (90 day USD SOFR Average + 0.472%) (4)	03/15/55	156,785	141,605

SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R

0.00% (1),(2)	10/28/29	1,000	188,262

SLM Student Loan Trust Series 2004-2, Class B

5.04% (90 day USD SOFR Average + 0.732%) (4)	07/25/39	131,800	125,984

SLM Student Loan Trust Series 2005-9, Class B

4.87% (90 day USD SOFR Average + 0.562%) (4)	01/25/41	286,988	272,106

SLM Student Loan Trust Series 2007-6, Class B

5.42% (90 day USD SOFR Average + 1.112%) (4)	04/27/43	70,710	66,667

SLM Student Loan Trust Series 2007-7, Class B

5.32% (90 day USD SOFR Average + 1.012%) (4)	10/27/70	150,000	154,770

SLM Student Loan Trust Series 2008-2, Class B

5.77% (90 day USD SOFR Average + 1.462%) (4)	01/25/83	225,000	237,138

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust Series 2008-3, Class B

5.77% (90 day USD SOFR Average + 1.462%) (4)	04/26/83		$225,000	$232,382

SLM Student Loan Trust Series 2008-4, Class B

6.42% (90 day USD SOFR Average + 2.112%) (4)	04/25/73		515,000	540,621

SLM Student Loan Trust Series 2008-5, Class B

6.42% (90 day USD SOFR Average + 2.112%) (4)	07/25/73		260,000	273,786

SLM Student Loan Trust Series 2008-6, Class B

6.42% (90 day USD SOFR Average + 2.112%) (4)	07/26/83		225,000	232,068

SLM Student Loan Trust Series 2008-7, Class B

6.42% (90 day USD SOFR Average + 2.112%) (4)	07/26/83		305,000	303,548

Stratus CLO Ltd. Series 2021-3A, Class SUB

0.00% (1),(3),(7)	12/29/29		750,000	75

Structured Receivables Finance LLC Series 2010-A, Class B

7.61% (1)	01/16/46		199,043	200,777

Structured Receivables Finance LLC Series 2010-B, Class B

7.97% (1)	08/15/36		228,460	232,475

TIF Funding II LLC Series 2021-1A, Class A

1.65% (1)	02/20/46		912,156	837,372

Together Asset-Backed Securitisation 14 PLC Series 2025-1ST1A, Class E

6.82% (1 day GBP SONIA + 2.980%) (1),(4)	08/15/66	GBP	500,000	669,009

U.S. Bank C&I Credit-Linked Notes Series 2025-SUP2, Class D

6.07% (30 day USD SOFR Average + 2.200%) (1),(4)	09/25/32		413,442	414,889

Westlake Automobile Receivables Trust Series 2024-1A, Class D

6.02% (1)	10/15/29		600,000	615,472

Wingstop Funding LLC Series 2020-1A, Class A2

2.84% (1)	12/05/50		541,750	525,426

Total Asset-backed Securities (Cost: $36,480,063)				31,909,115

MORTGAGE-BACKED SECURITIES — 62.7%

Commercial Mortgage-backed Securities — Agency —0.4%

Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O)

1.01% (6)	07/25/33		1,295,000	67,763

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O)

4.05% (6)	10/25/43	$144,423	$2

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O)

1.90% (6)	12/25/44	2,499,972	38,008

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O)

4.10% (6)	05/25/46	564,258	6

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O)

2.15% (6)	05/25/47	3,750,000	27,896

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O)

1.20% (6)	06/25/27	6,755,465	59,965

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O)

1.00% (6)	03/25/26	7,587,217	76

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O)

4.26% (6)	03/25/29	668,454	1,010

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O)

1.81% (6)	05/25/27	2,713,714	54,699

Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O)

2.99% (6)	07/25/39	570,269	10,331

Federal National Mortgage Association-ACES Series 2019-M29, Class X4 (ACES) (I/O)

0.70% (6)	03/25/29	7,900,000	136,699

Government National Mortgage Association Series 2010-148, Class IO (I/O)

0.30% (6)	09/16/50	4,497,222	47,252

Government National Mortgage Association Series 2011-152, Class IO (I/O)

0.01% (3)	08/16/51	628,482	18

Government National Mortgage Association Series 2012-139, Class IO (I/O)

0.65% (6)	02/16/53	737,818	15,437

Government National Mortgage Association Series 2013-52, Class IO (I/O)

0.02% (6)	02/16/55	4,735,532	1,905

Government National Mortgage Association Series 2014-103, Class IO (I/O)

0.19% (6)	05/16/55	2,002,411	9,791

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association Series 2014-125, Class IO (I/O)

0.87% (6)	11/16/54	$939,394	$24,458

Government National Mortgage Association Series 2020-184 (I/O)

0.91% (6)	11/16/60	8,971,157	597,730

Total Commercial Mortgage-backed Securities — Agency

(Cost: $3,471,629)			1,093,046

Commercial Mortgage-backed Securities — Non-agency —13.9%

1211 Avenue of the Americas Trust Series 2015-1211, Class D

4.14% (1),(6)	08/10/35	680,000	620,372

245 Park Avenue Trust Series 2017-245P, Class E

3.66% (1),(6)	06/05/37	650,000	622,783

280 Park Avenue Mortgage Trust Series 2017-280P, Class D

5.61% (1 mo. USD Term SOFR + 1.836%) (1),(4)	09/15/34	490,000	485,584

AMSR Trust Series 2021-SFR2, Class F2

3.67% (1)	08/17/38	750,000	740,374

AMSR Trust Series 2021-SFR3, Class G

3.80% (1)	10/17/38	620,000	610,932

AMSR Trust Series 2022-SFR1, Class F

6.02% (1)	03/17/39	850,000	847,439

AMSR Trust Series 2025-SFR1, Class E2

3.66% (1)	06/17/42	700,000	647,114

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.29% (1),(6)	12/15/62	535,000	4,012

Benchmark Mortgage Trust Series 2020-IG3, Class BXC

3.54% (1),(6)	09/15/48	555,000	524,530

BX Commercial Mortgage Trust Series 2025-BCAT, Class D

6.40% (1 mo. USD Term SOFR + 2.650%) (1),(4)	08/15/42	718,714	722,320

BXHPP Trust Series 2021-FILM, Class C

4.96% (1 mo. USD Term SOFR + 1.214%) (1),(4)	08/15/36	430,000	403,552

BXHPP Trust Series 2021-FILM, Class D

5.36% (1 mo. USD Term SOFR + 1.614%) (1),(4)	08/15/36	515,000	477,985

BXP Trust Series 2017-GM, Class D

3.42% (1),(6)	06/13/39	575,000	557,570

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O)

1.12% (1),(6)	05/10/47	4,710,600	124,060

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-agency (Continued)

Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O)

0.51% (6)	11/10/48	$1,484,397	$646

COMM Mortgage Trust Series 2012-LC4, Class XB (I/O)

0.42% (1),(6)	12/10/44	8,248,780	82

COMM Mortgage Trust Series 2013-CR12, Class XA (I/O)

0.51% (6)	10/10/46	658,857	7

COMM Mortgage Trust Series 2016-787S, Class D

3.83% (1),(6)	02/10/36	693,000	679,847

COMM Mortgage Trust Series 2020-CX, Class E

2.68% (1),(6)	11/10/46	370,000	281,361

CRSNT Trust Series 2021-MOON, Class C

5.42% (1 mo. USD Term SOFR + 1.664%) (1),(4)	04/15/36	620,000	611,964

Extended Stay America Trust Series 2025-ESH, Class D

6.35% (1 mo. USD Term SOFR + 2.600%) (1),(4)	10/15/42	625,000	630,476

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38	1,173,000	1,149,190

FirstKey Homes Trust Series 2022-SFR1, Class D

5.20% (1)	05/19/39	1,100,000	1,098,432

FRTKL Group, Inc. Series 2021-SFR1, Class G

4.11% (1)	09/17/38	1,015,000	992,520

Grace Trust Series 2020-GRCE, Class D

2.68% (1),(6)	12/10/40	700,000	616,861

Grace Trust Series 2020-GRCE, Class F

2.68% (1),(6)	12/10/40	376,000	299,177

Grace Trust Series 2020-GRCE, Class X (I/O)

0.30% (1),(6)	12/10/40	10,620,000	142,594

GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O)

1.64% (6)	05/10/49	2,730,327	27

Highways PLC Series 2021-1X, Class C

6.17% (1 day GBP SONIA + 2.400%) (4),(5)	12/18/31	GBP 425,000	574,055

Hilton USA Trust Series 2016-HHV, Class F

4.19% (1),(6)	11/05/38	1,341,000	1,315,483

Hudson Yards Mortgage Trust Series 2019-30HY, Class D

3.44% (1),(6)	07/10/39	450,000	417,648

Hudson Yards Mortgage Trust Series 2019-55HY, Class F

2.94% (1),(6)	12/10/41	150,000	129,488

JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O)

0.33% (6)	09/15/47	605,348	6

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-agency (Continued)

JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O)

0.70% (6)	11/15/47	$1,000,469	$10

JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O)

0.50% (1),(6)	05/15/48	26,458,000	180,313

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O)

0.76% (6)	03/15/50	8,893,421	62,375

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.38% (1),(6)	02/15/46	46,995,179	275,554

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	585,000	554,502

KRE Commercial Mortgage Trust Series 2025-AIP4, Class E

6.75% (1 mo. USD Term SOFR + 3.000%) (1),(4)	03/15/42	490,000	490,708

MFT Mortgage Trust Series 2020-B6, Class C

3.28% (1),(6)	08/10/40	220,000	146,095

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O)

0.52% (6)	04/15/48	1,276,463	13

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O)

1.24% (6)	11/15/49	5,631,330	22,025

Morgan Stanley Capital I Trust Series 2020-CNP, Class C

2.43% (1),(6)	04/05/42	620,000	518,850

NXPT Commercial Mortgage Trust Series 2024-STOR, Class E

6.70% (1),(6)	11/05/41	528,000	534,534

One New York Plaza Trust Series 2020-1NYP, Class A

4.82% (1 mo. USD Term SOFR + 1.064%) (1),(4)	01/15/36	390,000	382,602

Progress Residential Trust Series 2021-SFR10, Class H

5.23% (1)	12/17/40	624,323	606,584

Progress Residential Trust Series 2021-SFR6, Class F

3.42% (1)	07/17/38	730,000	723,006

Progress Residential Trust Series 2021-SFR7, Class E2

2.64% (1)	08/17/40	1,451,000	1,364,086

Progress Residential Trust Series 2021-SFR8, Class G

4.01% (1)	10/17/38	1,450,000	1,430,383

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-backed Securities — Non-agency (Continued)

Progress Residential Trust Series 2021-SFR9, Class E1

2.81% (1)	11/17/40		$1,707,000	$1,602,881

RIDE Series 2025-SHRE, Class D

6.75% (1),(6)	02/14/47		480,000	491,824

SCG Commercial Mortgage Trust Series 2025-FLWR, Class E

6.50% (1 mo. USD Term SOFR + 2.750%) (1),(4)	08/15/42		500,000	502,547

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(6)	01/05/43		805,000	677,663

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D

4.39% (1),(6)	01/05/43		880,000	669,098

SFO Commercial Mortgage Trust Series 2021-555, Class A

5.01% (1 mo. USD Term SOFR + 1.264%) (1),(4)	05/15/38		550,000	549,216

SMRT Commercial Mortgage Trust Series 2022-MINI, Class D

5.70% (1 mo. USD Term SOFR + 1.950%) (1),(4)	01/15/39		510,000	508,738

SMRT Commercial Mortgage Trust Series 2022-MINI, Class E

6.45% (1 mo. USD Term SOFR + 2.700%) (1),(4)	01/15/39		1,005,000	1,000,760

SMRT Commercial Mortgage Trust Series 2022-MINI, Class F

7.10% (1 mo. USD Term SOFR + 3.350%) (1),(4)	01/15/39		246,000	242,595

TCO Commercial Mortgage Trust Series 2024-DPM, Class D

6.49% (1 mo. USD Term SOFR + 2.741%) (1),(4)	12/15/39		500,000	501,783

Tricon Residential Trust Series 2021-SFR1, Class F

3.69% (1)	07/17/38		750,000	742,390

U.K. Logistics DAC Series 2025-1A, Class E

9.36% (1 day GBP SONIA + 5.500%) (1),(4)	05/17/35	GBP	215,363	290,441

UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O)

1.09% (6)	11/15/50		4,051,625	54,749

Vita Scientia DAC Series 2022-1X, Class D

4.56% (3 mo. EUR EURIBOR + 2.490%) (4),(5)	02/27/33	EUR	1,500,000	1,752,209

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-agency (Continued)

Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS

4.67% (6)	09/15/61	$750,000	$747,929

WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O)

0.33% (6)	06/15/46	99,339	1

Total Commercial Mortgage-backed Securities — Non-agency

(Cost: $35,039,791)			33,954,955

Residential Mortgage-backed Securities — Agency —24.4%

Federal Home Loan Mortgage Corp., Pool #SD8199

2.00%	03/01/52	2,206,278	1,796,254

Federal Home Loan Mortgage Corp., Pool #SD8220

3.00%	06/01/52	1,352,053	1,201,094

Federal Home Loan Mortgage Corp., Pool #SD8225

3.00%	07/01/52	2,376,991	2,113,378

Federal Home Loan Mortgage Corp., Pool #SD8237

4.00%	08/01/52	909,729	867,741

Federal Home Loan Mortgage Corp., Pool #SD8238

4.50%	08/01/52	531,019	521,342

Federal Home Loan Mortgage Corp., Pool #SD3246

4.00%	08/01/52	1,169,859	1,116,047

Federal Home Loan Mortgage Corp., Pool #SD8245

4.50%	09/01/52	550,696	540,489

Federal Home Loan Mortgage Corp., Pool #RA7870

4.00%	09/01/52	701,435	668,952

Federal Home Loan Mortgage Corp., Pool #SD8257

4.50%	10/01/52	1,146,031	1,125,653

Federal Home Loan Mortgage Corp., Pool #SD8265

4.00%	11/01/52	498,717	475,467

Federal Home Loan Mortgage Corp., Pool #SD8275

4.50%	12/01/52	484,524	475,393

Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O)(I/F)(TAC)(PAC)

1.53% (-30 day USD SOFR Average + 5.516%) (4)	03/15/36	800,379	41,985

Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC)

2.55% (-30 day USD SOFR Average + 6.536%) (4)	11/15/36	184,187	18,390

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F)

2.01% (-30 day USD SOFR Average + 5.996%) (4)	05/15/37	$42,196	$1,219

Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F)

2.15% (-30 day USD SOFR Average + 6.136%) (4)	06/15/38	66,135	6,299

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

2.51% (-30 day USD SOFR Average + 6.496%) (4)	04/15/42	364,985	39,594

Federal Home Loan Mortgage Corp. REMICS Series 5234, Class S (I/O) (I/F) (PAC)

2.18% (-30 day USD SOFR Average + 6.050%) (4)	12/25/50	1,735,434	116,135

Federal Home Loan Mortgage Corp. REMICS Series 5471, Class SY (I/O) (I/F)

1.53% (-30 day USD SOFR Average + 5.400%) (4)	11/25/54	1,194,400	78,917

Federal Home Loan Mortgage Corp. REMICS Series 5544, Class SD (I/O) (I/F)

1.18% (-30 day USD SOFR Average + 5.050%) (4)	06/25/55	2,221,703	132,151

Federal Home Loan Mortgage Corp. REMICS Series 5546, Class AS (I/F)

4.69% (-30 day USD SOFR Average + 10.500%) (4)	06/25/55	332,673	325,583

Federal Home Loan Mortgage Corp. REMICS Series 5547, Class S (I/F)

4.76% (-30 day USD SOFR Average + 10.575%) (4)	06/25/55	340,191	333,757

Federal Home Loan Mortgage Corp. REMICS Series 5548, Class S (I/F)

5.21% (-30 day USD SOFR Average + 11.667%) (4)	06/25/55	334,994	331,110

Federal Home Loan Mortgage Corp. REMICS Series 5549, Class JS (I/F)

4.69% (-30 day USD SOFR Average + 10.500%) (4)	06/25/55	103,313	101,355

Federal Home Loan Mortgage Corp. REMICS Series 5578, Class SD (I/O) (I/F)

2.03% (-30 day USD SOFR Average + 5.900%) (4)	09/25/55	1,449,163	144,854

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C1 (I/O)

2.00%	03/15/52	$3,198,927	$431,472

Federal Home Loan Mortgage Corp. STRIPS Series 408, Class C37

2.00%	03/25/52	1,261,323	177,028

Federal National Mortgage Association, Pool #AN3542

3.41%	11/01/46	1,006,375	875,376

Federal National Mortgage Association, Pool #BV4122

2.00%	03/01/52	727,477	591,822

Federal National Mortgage Association, Pool #BV8463

2.50%	04/01/52	1,267,120	1,078,076

Federal National Mortgage Association, Pool #FS1598

2.00%	04/01/52	307,271	249,973

Federal National Mortgage Association, Pool #MA4656

4.50%	07/01/52	1,790,908	1,758,548

Federal National Mortgage Association, Pool #MA4701

4.50%	08/01/52	289,274	284,002

Federal National Mortgage Association, Pool #MA4732

4.00%	09/01/52	340,444	324,678

Federal National Mortgage Association, Pool #MA4733

4.50%	09/01/52	949,157	932,747

Federal National Mortgage Association, Pool #MA4769

2.00%	09/01/52	796,289	647,802

Federal National Mortgage Association, Pool #MA4768

2.50%	09/01/52	1,389,141	1,181,892

Federal National Mortgage Association, Pool #MA4784

4.50%	10/01/52	1,698,327	1,666,585

Federal National Mortgage Association, Pool #MA4783

4.00%	10/01/52	1,187,923	1,132,727

Federal National Mortgage Association, Pool #MA4866

4.00%	01/01/53	1,166,120	1,111,576

Federal National Mortgage Association, Pool #MA5584

4.50%	01/01/55	1,588,162	1,552,436

Federal National Mortgage Association Interest STRIPS Series 434, Class C29 (I/O)

2.00%	10/25/52	3,654,791	487,457

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal National Mortgage Association Interest STRIPS Series 436, Class C32 (I/O)

2.00%	10/25/52	$3,190,394	$420,879

Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F)

2.12% (-30 day USD SOFR Average + 5.996%) (4)	05/25/37	25,421	1,875

Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F)

2.11% (-30 day USD SOFR Average + 5.986%) (4)	05/25/37	526,517	41,322

Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F)

2.76% (-30 day USD SOFR Average + 6.636%) (4)	09/25/39	73,578	7,933

Federal National Mortgage Association REMICS Series 2024-81, Class SE (I/O) (I/F)

1.48% (-30 day USD SOFR Average + 5.350%) (4)	07/25/54	4,681,862	242,907

Government National Mortgage Association, Pool #MA8346

4.00%	10/20/52	646,097	616,412

Government National Mortgage Association, Pool #MA8948

5.50%	06/20/53	385,817	392,270

Government National Mortgage Association, Pool #MA9488

5.50%	02/20/54	2,258,764	2,294,588

Government National Mortgage Association, Pool #MA9963

4.50%	10/20/54	1,222,835	1,193,091

Government National Mortgage Association, Pool #MB0024

4.50%	11/20/54	275,017	268,464

Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F)

2.75% (-1 mo. USD Term SOFR + 6.486%) (4)	07/20/36	583,467	55,640

Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC)

0.90% (-1 mo. USD Term SOFR + 4.636%) (4)	11/20/36	651,964	13,598

Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC)

2.55% (-1 mo. USD Term SOFR + 6.286%) (4)	05/20/38	147,751	2,416

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association REMICS Series 2014-118, Class ST (I/F)

1.75% (-1 mo. USD Term SOFR + 5.486%) (4)	08/20/44	$3,248,719	$272,436

Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O)

3.50%	11/20/46	1,055,385	209,217

Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O)

0.00% (3)	11/20/53	199,164	178,466

Government National Mortgage Association REMICS Series 2024-159, Class SM (I/F)

1.53% (-30 day USD SOFR Average + 5.450%) (4)	10/20/54	3,228,982	192,269

Government National Mortgage Association REMICS Series 2024-159, Class XS (I/O) (I/F)

1.58% (-30 day USD SOFR Average + 5.500%) (4)	10/20/54	2,424,228	189,057

Government National Mortgage Association, TBA

4.00% (8)	05/01/55	2,325,000	2,194,903

5.50% (8)	05/01/55	1,225,000	1,236,919

5.00% (8)	07/01/55	3,275,000	3,266,513

4.50% (8)	07/01/55	1,800,000	1,753,694

Uniform Mortgage-Backed Security, TBA

2.00% (8)	10/01/51	1,800,000	1,456,808

2.50% (8)	11/01/51	3,675,000	3,110,237

3.00% (8)	12/01/51	1,425,000	1,260,740

3.50% (8)	01/01/52	3,725,000	3,433,308

3.50% (8)	01/01/52	875,000	809,087

4.00% (8)	05/01/55	1,300,000	1,233,406

5.00% (8)	07/01/55	4,625,000	4,613,796

4.50% (8)	07/01/55	1,650,000	1,610,819

Total Residential Mortgage-backed Securities — Agency (Cost: $59,098,051)			59,630,426

Residential Mortgage-backed Securities — Non-agency —24.0%

ABFC Trust Series 2007-NC1, Class A2

4.15% (1 mo. USD Term SOFR + 0.414%) (1),(4)	05/25/37	591,717	558,187

ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1

4.49% (1 mo. USD Term SOFR + 0.754%) (4)	05/25/34	260,585	247,612

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

4.37% (1 mo. USD Term SOFR + 0.634%) (4)	03/25/37	1,077,748	442,502

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22

4.95% (6)	08/25/35	$283,646	$242,590

Ajax Mortgage Loan Trust Series 2019-F, Class A2

3.50% (1)	07/25/59	1,300,000	1,264,975

Ajax Mortgage Loan Trust Series 2021-D, Class A

5.00% (1)	03/25/60	637,040	637,344

Angel Oak Mortgage Trust Series 2024-11, Class M1A

6.58% (1),(6)	08/25/69	750,000	763,708

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B

3.54% (1 mo. USD Term SOFR + 0.414%) (4)	12/25/36	163,165	159,853

Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1

4.25% (1 mo. USD Term SOFR + 0.514%) (4)	11/25/35	214,477	187,875

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00%	03/25/36	75,882	65,000

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50%	03/25/36	76,836	70,253

BCMSC Trust Series 2000-A, Class A4

8.29% (6)	06/15/30	3,316,690	217,898

Bear Stearns ALT-A Trust Series 2005-3, Class 4A3

4.25% (6)	04/25/35	130,938	127,787

Bear Stearns ARM Trust Series 2003-7, Class 9A

5.76% (6)	10/25/33	132,169	120,532

Bear Stearns ARM Trust Series 2005-9, Class A1

6.42% (1 yr. CMT + 2.300%) (4)	10/25/35	71,373	69,181

Bear Stearns ARM Trust Series 2007-4, Class 22A1

4.24% (6)	06/25/47	470,993	422,621

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (6)	09/25/35	215,595	206,556

Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1

4.31% (1 mo. USD Term SOFR + 0.574%) (4)	04/25/36	98,657	107,287

Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O)

0.50%	03/25/37	21,597,186	450,840

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.48%	02/25/37	657,069	379,753

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.48%	02/25/37	$645,578	$373,112

C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3

3.27%	03/25/37	1,049,228	383,111

Carrington Mortgage Loan Trust Series 2006-NC4, Class A4

4.09% (1 mo. USD Term SOFR + 0.354%) (4)	10/25/36	1,250,000	1,104,368

Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3

3.99% (1 mo. USD Term SOFR + 0.254%) (4)	12/25/36	586,509	579,318

CFMT LLC Series 2024-NR1, Class A1

6.41% (1)	11/25/29	769,957	770,988

CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1

5.90% (6)	09/20/34	56,774	17,217

CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O)

0.14% (6)	09/25/36	5,378,214	23,577

CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1

5.35% (6)	04/20/36	491,057	372,848

CHNGE Mortgage Trust Series 2023-1, Class M1

8.11% (1),(6)	03/25/58	460,000	460,146

CIM Trust Series 2019-R1, Class A

3.25% (1),(6)	10/25/58	521,057	495,700

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(6)	06/25/57	533,123	499,049

CIM Trust Series 2021-R4, Class A1A

2.00% (1),(6)	05/01/61	527,772	499,292

CIM Trust Series 2021-R5, Class A1B

2.00% (1),(6)	08/25/61	1,096,000	755,765

CIM Trust Series 2025-R1, Class A1

5.00% (1)	02/25/99	683,458	681,796

Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A

6.48% (1 yr. CMT + 2.400%) (4)	10/25/35	119,012	121,873

Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A

5.19% (6)	10/25/35	274,813	218,823

CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7

6.00%	07/25/36	432,027	382,883

CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8

6.00%	10/25/36	403,141	358,753

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

COLT Mortgage Loan Trust Series 2025-7, Class B1

6.92% (1),(6)	06/25/70	$620,000	$624,968

Conseco Finance Securitizations Corp. Series 1999-6, Class A1

7.36% (1),(6)	06/01/30	1,171,972	288,123

COOPR Residential Mortgage Trust Series 2025-CES4, Class B1

6.57% (1),(6)	11/25/60	420,000	420,994

Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC)

5.50%	10/25/35	443,176	304,804

Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) (I/F)

1.65% (-1 mo. USD Term SOFR + 5.386%) (4)	04/25/36	4,674,003	546,695

Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1

4.75% (1 mo. USD Term SOFR + 1.014%) (4)	10/25/47	334,914	309,098

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	948,046	201,860

Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1

3.38%	12/25/32	164,257	161,654

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2

2.92%	12/25/36	1,619,859	1,317,309

Cross Mortgage Trust Series 2024-H7, Class B1B

7.59% (1),(6)	11/25/69	570,000	573,765

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6

4.23% (1 mo. USD Term SOFR + 0.494%) (4)	02/25/37	225,296	198,572

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2

6.16% (6)	06/25/36	693,903	643,767

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

4.05% (1 mo. USD Term SOFR + 0.314%) (4)	10/19/36	293,417	199,453

EFMT Series 2025-CES1, Class B1

7.07% (1),(6)	01/25/60	670,000	681,477

EFMT Series 2025-NQM1, Class B1B

7.44% (1),(6)	01/25/70	700,000	704,742

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA7, Class B2

11.67% (30 day USD SOFR Average + 7.800%) (1),(4)	11/25/41	$470,000	$494,257

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R06, Class 2B1

7.74% (30 day USD SOFR Average + 3.864%) (1),(4)	09/25/39	533,433	542,394

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2

9.87% (30 day USD SOFR Average + 6.000%) (1),(4)	10/25/41	805,000	831,569

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R02, Class 2B2

10.07% (30 day USD SOFR Average + 6.200%) (1),(4)	11/25/41	650,000	674,260

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R03, Class 1B2

9.37% (30 day USD SOFR Average + 5.500%) (1),(4)	12/25/41	650,000	672,471

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R01, Class 1B2

9.87% (30 day USD SOFR Average + 6.000%) (1),(4)	12/25/41	800,000	829,579

First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C

4.17% (1 mo. USD Term SOFR + 0.434%) (4)	10/25/36	522,673	346,660

First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1

5.39% (6)	12/25/35	111,444	83,278

Fremont Home Loan Trust Series 2005-A, Class M4

4.87% (1 mo. USD Term SOFR + 1.134%) (4)	01/25/35	1,432,275	1,331,269

GCAT Trust Series 2021-NQM6, Class A1

1.86% (1),(6)	08/25/66	821,058	756,101

GCAT Trust Series 2025-NQM1, Class B1

7.09% (1),(6)	11/25/69	650,000	656,975

GCAT Trust Series 2025-NQM4, Class B1

7.20% (1),(6)	06/25/70	560,000	567,429

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

GreenPoint Manufactured Housing Series 2000-1, Class A4

8.14% (6)	03/20/30	$324,501	$176,548

GSAA Home Equity Trust Series 2006-13, Class AF6

6.54%	07/25/36	1,052,161	288,470

GSAMP Trust Series 2007-NC1, Class A2C

4.15% (1 mo. USD Term SOFR + 0.414%) (4)	12/25/46	2,064,670	1,032,194

GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1

4.21% (1 mo. USD Term SOFR+ 0.474%) (4)	05/25/36	130,901	128,734

GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1

4.24% (6)	05/25/35	109,187	80,722

HOMES Trust Series 2024-AFC1, Class B1

6.89% (1),(6)	08/25/59	380,000	380,068

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00%	09/25/37	260,836	183,172

IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1

4.85% (6)	10/25/34	191,490	182,867

IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1

3.64% (6)	10/25/35	332,083	264,942

IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1

4.24% (6)	06/25/36	414,999	221,148

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.33% (6)	05/25/37	501,787	404,275

IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C

4.23% (1 mo. USD Term SOFR + 0.494%) (4)	04/25/37	1,061,309	964,156

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

4.49% (6)	05/25/36	299,611	162,863

JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5

6.91%	07/25/36	1,770,102	459,332

JPMorgan Mortgage Trust Series 2004-A6, Class 5A1

5.13% (6)	12/25/34	137,655	137,297

JPMorgan Mortgage Trust Series 2007-S2, Class 1A1

5.00%	06/25/37	146,910	48,779

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

JPMorgan Resecuritization Trust Series 2015-4, Class 2A2

8.27% (1),(6)	06/26/47	$2,593,051	$806,759

Knock Issuer Trust Series 2025-1, Class A1

7.12% (1)	02/25/30	620,000	627,954

Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F)

2.70% (-1 mo. USD Term SOFR + 6.436%) (4)	11/25/36	2,866,294	343,175

Lehman XS Trust Series 2006-10N, Class 1A3A

4.27% (1 mo. USD Term SOFR + 0.534%) (4)	07/25/46	302,145	298,230

Lehman XS Trust Series 2006-12N, Class A31A

4.25% (1 mo. USD Term SOFR + 0.514%) (4)	08/25/46	346,799	372,997

Long Beach Mortgage Loan Trust Series 2004-4, Class M1

4.75% (1 mo. USD Term SOFR + 1.014%) (4)	10/25/34	237,882	232,774

MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F)

3.25% (-1 mo. USD Term SOFR + 6.986%) (4)	03/25/36	5,843,533	321,214

MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1

7.00%	10/25/47	1,046,089	409,257

MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4

4.41% (1 mo. USD Term SOFR + 0.674%) (4)	05/25/37	2,000,000	1,735,103

Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2

4.27% (1 mo. USD Term SOFR+ 0.534%) (4)	04/25/37	449,348	363,396

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

4.11% (1 mo. USD Term SOFR + 0.374%) (4)	06/25/37	234,428	235,052

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C

4.21% (1 mo. USD Term SOFR + 0.474%) (4)	06/25/37	336,861	338,829

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A

4.22% (1 mo. USD Term SOFR + 0.484%) (4)	05/25/37	$3,668,456	$1,032,203

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

6.01% (1 yr. CMT + 2.400%) (4)	08/25/36	75,926	65,760

New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2

3.70% (1),(6)	03/27/62	930,000	759,377

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A

4.24% (6)	02/25/36	96,988	62,341

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (6)	03/15/30	431,584	169,432

Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4

8.15% (6)	09/15/29	1,717,630	196,084

Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4

7.40% (6)	07/15/30	681,680	81,782

Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3

6.61% (6)	06/15/31	1,671,028	97,824

Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3

5.90% (6),(9),(10)	09/15/22	461,885	160,040

PMT Loan Trust Series 2024-INV1, Class A29

6.00% (1),(6)	10/25/59	645,330	654,541

PRET LLC Series 2025-NPL6, Class A1

5.74% (1)	06/25/55	647,043	650,037

PRPM LLC Series 2024-RPL1, Class M1

4.22% (1),(6)	12/25/64	650,000	627,727

PRPM LLC Series 2024-RPL2, Class M1

3.50% (1)	05/25/54	900,000	847,830

RALI Trust Series 2005-QA8, Class CB21

5.13% (6)	07/25/35	267,763	134,224

RALI Trust Series 2006-QS1, Class A3 (PAC)

5.75%	01/25/36	163,878	130,224

RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F)

3.31% (-1 mo. USD Term SOFR + 7.046%) (4)	09/25/36	1,647,502	233,340

RALI Trust Series 2006-QS6, Class 1AV (I/O)

0.77% (6)	06/25/36	2,119,627	58,094

RALI Trust Series 2006-QS7, Class A2

6.00%	06/25/36	217,364	178,499

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

RALI Trust Series 2006-QS8, Class A3

6.00%	08/25/36	$394,193	$334,519

RALI Trust Series 2007-QS2, Class AV (I/O)

0.29% (6)	01/25/37	4,862,695	52,666

RALI Trust Series 2007-QS3, Class AV (I/O)

0.36% (6)	02/25/37	5,917,598	85,735

RALI Trust Series 2007-QS6, Class A62 (TAC)

5.50%	04/25/37	129,229	105,795

RCKT Mortgage Trust Class B1, Series 2024-CES8

7.40% (1)	11/25/44	700,000	712,463

RCKT Mortgage Trust Series 2024-CES6, Class A3

5.99% (1)	09/25/44	800,000	807,289

RCKT Mortgage Trust Series 2024-CES7, Class B1

7.31% (1)	10/25/44	630,000	640,663

Residential Asset Securitization Trust Series 2005-A15, Class 4A1

6.00%	02/25/36	935,594	255,089

Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O)

6.00%	05/25/37	1,005,934	168,626

RFMSI Trust Series 2006-S9, Class AV (I/O)

0.33% (6)	09/25/36	13,377,308	164,089

Saxon Asset Securities Trust Series 2007-3, Class 2A4

4.34% (1 mo. USD Term SOFR + 0.604%) (4)	09/25/47	1,326,000	1,158,416

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2

2.80%	01/25/36	852,673	736,230

Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C

4.29% (1 mo. USD Term SOFR + 0.554%) (4)	01/25/37	1,494,000	1,026,556

Shamrock Residential DAC Series 2024-1A, Class C

4.10% (1 mo. EUR EURIBOR + 2.200%) (1),(4)	12/24/78	EUR 575,000	673,361

Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1

6.01% (6)	10/25/35	75,847	70,411

Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1

4.21% (1 mo. USD Term SOFR + 0.474%) (4)	06/25/36	467,656	389,622

VCAT LLC Series 2025-NPL1, Class A1

5.88% (1)	01/25/55	516,670	518,882

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

Verus Securitization Trust Class B1, Series 2023-5

7.97% (1),(6)	06/25/68	$760,000	$766,578

Verus Securitization Trust Series 2023-4, Class A1

5.81% (1)	05/25/68	591,415	592,028

Verus Securitization Trust Series 2023-7, Class B1

7.90% (1),(6)	10/25/68	650,000	659,639

Verus Securitization Trust Series 2025-3, Class B1

7.51% (1),(6)	05/25/70	734,000	749,622

WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3

4.15% (1 mo. USD Term SOFR + 0.414%) (4)	01/25/37	1,411,160	644,853

Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F)

2.22% (-1 mo. USD Term SOFR + 5.956%) (4)	06/25/37	1,064,312	116,864

Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4

6.24% (6)	04/25/37	56,600	50,395

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $69,531,803)			58,624,553

Total Mortgage-backed Securities

(Cost: $167,141,274)			153,302,980

CORPORATE BONDS—23.9%

Aerospace & Defense — 0.8%

General Electric Co.

4.59% (3 mo. USD Term SOFR + 0.742%) (4)	08/15/36	1,400,000	1,321,754

TransDigm, Inc.

6.00% (1)	01/15/33	260,000	266,362

6.38% (1)	05/31/33	360,000	369,738

			1,957,854

Agriculture — 0.3%

Altria Group, Inc.

4.88%	02/04/28	195,000	198,329

Imperial Brands Finance PLC (United Kingdom)

4.50% (1)	06/30/28	500,000	504,200

6.13% (1)	07/27/27	125,000	128,637

			831,166

Airlines — 0.3%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.

5.75% (1)	04/20/29	150,000	152,831

JetBlue Pass-Through Trust Series 2020-1, Class A

4.00%	05/15/34	538,252	510,537

			663,368

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Auto Manufacturers — 0.1%

Volkswagen Group of America Finance LLC (Germany)

5.80% (1)	03/27/35		$70,000	$72,581

Volkswagen International Finance NV (Germany)

7.88% (9 yr. EUR Swap + 4.783%) (4),(5),(11)	09/06/32	EUR	200,000	270,878

				343,459

Banks — 3.4%

Bank of America Corp.

1.66% (1 day USD SOFR + 0.910%) (4)	03/11/27		460,000	457,792

1.92% (1 day USD SOFR + 1.370%) (4)	10/24/31		290,000	259,466

2.30% (1 day USD SOFR + 1.220%) (4)	07/21/32		145,000	129,700

2.55% (1 day USD SOFR + 1.050%) (4)	02/04/28		120,000	118,091

2.65% (1 day USD SOFR + 1.220%) (4)	03/11/32		45,000	41,361

3.42% (3 mo. USD Term SOFR + 1.302%) (4)	12/20/28		395,000	390,465

4.38% (5 yr. CMT + 2.760%) (4),(11)	01/27/27		140,000	138,788

Citigroup, Inc.

2.52% (1 day USD SOFR + 1.177%) (4)	11/03/32		515,000	461,821

6.63% (5 yr. CMT + 3.001%) (4),(11)	02/15/31		140,000	142,034

Goldman Sachs Group, Inc.

1.54% (1 day USD SOFR + 0.818%) (4)	09/10/27		1,350,000	1,326,739

HSBC Holdings PLC (United Kingdom)

2.36% (1 day USD SOFR + 1.947%) (4)	08/18/31		55,000	50,055

JPMorgan Chase & Co.

1.04% (3 mo. USD Term SOFR + 0.695%) (4)	02/04/27		1,245,000	1,241,489

1.58% (1 day USD SOFR + 0.885%) (4)	04/22/27		425,000	421,698

1.76% (3 mo. USD Term SOFR + 1.105%) (4)	11/19/31		160,000	142,258

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

2.07% (1 day USD SOFR + 1.015%) (4)	06/01/29	$660,000	$630,340

4.95% (1 day USD SOFR + 1.340%) (4)	10/22/35	90,000	90,949

Morgan Stanley

2.24% (1 day USD SOFR + 1.178%) (4)	07/21/32	410,000	364,301

Morgan Stanley Private Bank NA

4.20% (1 day USD SOFR + 0.780%) (4)	11/17/28	150,000	150,478

PNC Financial Services Group, Inc.

3.40% (5 yr. CMT + 2.595%) (4),(11)	09/15/26	130,000	127,470

6.88% (1 day USD SOFR + 2.284%) (4)	10/20/34	30,000	33,982

Santander U.K. Group Holdings PLC (United Kingdom)

1.67% (1 day USD SOFR + 0.989%) (4)	06/14/27	55,000	54,378

U.S. Bancorp

5.08% (1 day USD SOFR + 1.296%) (4)	05/15/31	225,000	232,083

5.68% (1 day USD SOFR + 1.860%) (4)	01/23/35	15,000	15,858

Wells Fargo & Co.

2.39% (1 day USD SOFR + 2.100%) (4)	06/02/28	805,000	786,847

2.57% (3 mo. USD Term SOFR + 1.262%) (4)	02/11/31	390,000	364,611

3.35% (1 day USD SOFR + 1.500%) (4)	03/02/33	20,000	18,677

			8,191,731

Beverages — 0.2%

Becle SAB de CV (Mexico)

2.50% (1)	10/14/31	395,000	343,488

Primo Water Holdings, Inc./Triton Water Holdings, Inc.

6.25% (1)	04/01/29	125,000	125,775

			469,263

Biotechnology — 0.0%

Amgen, Inc.

5.65%	03/02/53	60,000	58,927

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

2.30% (1)	11/01/30	725,000	654,269

3.27% (1)	11/15/40	15,000	11,542

			665,811

Commercial Services — 0.9%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28	294,000	294,226

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount		Value

Commercial Services (Continued)

Allied Universal Holdco LLC

7.88% (1)	02/15/31		$125,000	$131,891

Global Payments, Inc.

4.50%	11/15/28		375,000	375,889

Grand Canyon University

5.13%	10/01/28		250,000	249,302

RAC Bond Co. PLC (United Kingdom)

8.25% (5)	05/06/46	GBP	100,000	145,809

Rentokil Terminix Funding LLC

5.00% (1)	04/28/30		235,000	239,228

Rollins, Inc.

5.25%	02/24/35		370,000	378,540

Upbound Group, Inc.

6.38% (1)	02/15/29		270,000	266,530

VT Topco, Inc.

8.50% (1)	08/15/30		170,000	177,589

				2,259,004

Computers — 0.2%

Dell International LLC/EMC Corp.

4.75%	04/01/28		370,000	375,435

NCR Voyix Corp.

5.13% (1)	04/15/29		128,000	127,240

				502,675

Cosmetics/Personal Care — 0.4%

Edgewell Personal Care Co.

5.50% (1)	06/01/28		133,000	133,180

Opal Bidco SAS (France)

6.50% (1)	03/31/32		193,000	197,848

Prestige Brands, Inc.

3.75% (1)	04/01/31		595,000	556,587

				887,615

Diversified Financial Services — 0.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

3.88%	01/23/28		130,000	129,394

Air Lease Corp.

3.63%	12/01/27		120,000	118,713

American Express Co.

3.55% (5 yr. CMT + 2.854%) (4),(11)	09/15/26		145,000	143,119

4.92% (1 day USD SOFR + 1.220%) (4)	07/20/33		150,000	152,730

Avolon Holdings Funding Ltd. (Ireland)

2.53% (1)	11/18/27		179,000	173,725

EZCORP, Inc.

7.38% (1)	04/01/32		225,000	239,614

Issues	Maturity Date	Principal Amount		Value

Diversified Financial Services (Continued)

GGAM Finance Ltd. (Ireland)

8.00% (1)	06/15/28		$117,000	$124,049

8.00% (1)	02/15/27		115,000	117,830

Jane Street Group/JSG Finance, Inc.

6.75% (1)	05/01/33		315,000	329,232

7.13% (1)	04/30/31		96,000	100,954

				1,629,360

Electric — 1.5%

Alliant Energy Corp.

5.75% (5 yr. CMT + 2.077%) (4)	04/01/56		505,000	504,429

Alliant Energy Finance LLC

3.60% (1)	03/01/32		535,000	498,342

American Electric Power Co., Inc.

5.80% (5 yr. CMT + 2.128%) (4)	03/15/56		755,000	749,859

CenterPoint Energy, Inc.

5.95% (5 yr. CMT + 2.223%) (4)	04/01/56		205,000	206,673

Dominion Energy, Inc.

6.00% (5 yr. CMT + 2.262%) (4)	02/15/56		600,000	604,494

Electricite de France SA

4.75% (5)	06/17/44	EUR	400,000	467,671

7.38% (5 yr. U.K. Government Bond + 3.775%) (4),(5),(11)	06/17/35	GB	P100,000	138,357

Elia Group SA (Belgium)

3.88% (5)	06/11/31	EUR	100,000	119,546

Entergy Corp.

5.88% (5 yr. CMT + 2.179%) (4)	06/15/56		300,000	300,240

				3,589,611

Electrical Components & Equipment — 0.1%

Energizer Holdings, Inc.

6.00% (1)	09/15/33		250,000	240,210

Engineering & Construction — 0.1%

Heathrow Funding Ltd. (United Kingdom)

3.88% (5)	01/16/38	EUR	120,000	139,303

Entertainment — 0.6%

Banijay Entertainment SAS (France)

8.13% (1)	05/01/29		200,000	207,752

Caesars Entertainment, Inc.

6.50% (1)	02/15/32		125,000	128,161

FDJ UNITED (France)

3.38% (5)	11/21/33	EUR	100,000	115,287

Flutter Treasury DAC (Ireland)

6.13% (5)	06/04/31	GBP	125,000	169,950

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Entertainment (Continued)

Great Canadian Gaming Corp./Raptor LLC (Canada)

8.75% (1)	11/15/29		$63,000	$63,745

Ontario Gaming GTA LP/OTG Co-Issuer, Inc. (Canada)

8.00% (1)	08/01/30		127,000	120,973

Penn Entertainment, Inc.

5.63% (1)	01/15/27		165,000	165,168

Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.

6.25% (1)	10/15/30		250,000	255,100

Voyager Parent LLC

9.25% (1)	07/01/32		245,000	260,217

WarnerMedia Holdings, Inc.

5.05%	03/15/42		8,000	5,661

5.14%	03/15/52		69,000	45,696

				1,537,710

Food — 0.8%

JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL

3.75%	12/01/31		540,000	512,574

Kraft Heinz Foods Co.

6.38%	07/15/28		210,000	220,445

Pilgrim’s Pride Corp.

6.25%	07/01/33		700,000	748,076

Post Holdings, Inc.

4.63% (1)	04/15/30		505,000	491,971

				1,973,066

Gas — 0.3%

AmeriGas Partners LP/AmeriGas Finance Corp.

9.38% (1)	06/01/28		271,000	280,808

9.50% (1)	06/01/30		195,000	207,860

National Gas Transmission PLC (United Kingdom)

4.25% (5)	04/05/30	EUR	215,000	262,822

				751,490

Health Care-Products — 0.1%

Sartorius Finance BV (Germany)

4.88% (5)	09/14/35	EUR	200,000	248,998

Health Care-Services — 1.3%

Centene Corp.

3.00%	10/15/30		248,000	222,079

Elevance Health, Inc.

5.00%	01/15/36		425,000	422,947

HAH Group Holding Co. LLC

9.75% (1)	10/01/31		45,000	42,193

HCA, Inc.

5.63%	09/01/28		100,000	103,093

7.05%	12/01/27		235,000	246,696

HealthEquity, Inc.

4.50% (1)	10/01/29		265,000	260,347

Issues	Maturity Date	Principal Amount		Value

Health Care-Services (Continued)

Humana, Inc.

5.55%	05/01/35		$200,000	$204,378

Kedrion SpA (Italy)

6.50% (1)	09/01/29		415,000	409,148

ModivCare, Inc.

5.00% (1),(10),(12)	10/01/29		537,600	8,064

Option Care Health, Inc.

4.38% (1)	10/31/29		275,000	268,788

Sotera Health Holdings LLC

7.38% (1)	06/01/31		120,000	126,614

Star Parent, Inc.

9.00% (1)	10/01/30		375,000	400,988

Tenet Healthcare Corp.

5.13%	11/01/27		490,000	490,960

				3,206,295

Household Products/Wares — 0.1%

Spectrum Brands, Inc.

3.88% (1)	03/15/31		435,000	355,821

Housewares — 0.1%

Central Garden & Pet Co.

4.13% (1)	04/30/31		100,000	94,268

4.13%	10/15/30		24,000	23,047

				117,315

Insurance — 0.5%

Acrisure LLC/Acrisure Finance, Inc.

7.50% (1)	11/06/30		275,000	286,517

Athene Global Funding

1.61% (1)	06/29/26		240,000	237,009

3.21% (1)	03/08/27		135,000	132,944

Farmers Exchange Capital

7.05% (1)	07/15/28		500,000	524,885

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(4)	11/01/57		5,000	4,253

HUB International Ltd.

7.38% (1)	01/31/32		104,000	109,250

				1,294,858

Internet — 1.2%

Alphabet, Inc.

3.50%	11/06/38	EUR	100,000	113,764

4.00%	11/06/44	EUR	155,000	177,624

Cogent Communications Group LLC/Cogent Finance, Inc.

6.50% (1)	07/01/32		135,000	126,531

Getty Images, Inc.

10.50% (1)	11/15/30		125,000	126,205

ION Platform Finance U.S., Inc./ION Platform Finance Sarl

8.75% (1)	05/01/29		200,000	203,038

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount	Value

Internet (Continued)

Meta Platforms, Inc.

4.60%	11/15/32	$995,000	$1,003,587

4.88%	11/15/35	400,000	399,900

5.63%	11/15/55	185,000	177,948

Snap, Inc.

6.88% (1)	03/01/33	200,000	207,558

6.88% (1)	03/15/34	290,000	298,929

			2,835,084

Investment Companies — 0.2%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

9.00%	06/15/30	244,000	233,615

9.75%	01/15/29	85,000	85,065

10.00% (1)	11/15/29	49,000	49,006

			367,686

Leisure Time — 0.0%

Sabre GLBL, Inc.

10.75% (1)	11/15/29	20,000	17,018

10.75% (1)	03/15/30	25,000	20,555

Total Leisure Time

(Cost: $41,777)			37,573

Lodging — 0.4%

Hyatt Hotels Corp.

5.05%	03/30/28	310,000	315,840

Las Vegas Sands Corp.

5.63%	06/15/28	490,000	502,765

MGM Resorts International

6.50%	04/15/32	75,000	77,298

Total Lodging

(Cost: $871,387)			895,903

Machinery-Diversified — 0.0%

Oregon Tool Lux LP

7.88% (1)	10/15/29	228,735	53,085

Media — 1.2%

AMC Networks, Inc.

10.25% (1)	01/15/29	183,000	192,157

CCO Holdings LLC/CCO Holdings Capital Corp.

4.25% (1)	02/01/31	215,000	197,781

4.50%	05/01/32	60,000	53,944

5.00% (1)	02/01/28	120,000	119,098

Charter Communications Operating LLC/Charter Communications Operating Capital

2.30%	02/01/32	165,000	142,065

3.70%	04/01/51	198,000	125,057

5.75%	04/01/48	220,000	189,526

6.65%	02/01/34	170,000	179,454

CSC Holdings LLC

6.50% (1)	02/01/29	418,000	277,518

11.75% (1)	01/31/29	191,000	142,516

Issues	Maturity Date	Principal Amount		Value

Media (Continued)

DISH Network Corp.

11.75% (1)	11/15/27		$150,000	$156,192

Scripps Escrow II, Inc.

3.88% (1)	01/15/29		70,000	64,411

Sinclair Television Group, Inc.

8.13% (1)	02/15/33		195,000	204,032

Sirius XM Radio LLC

5.00% (1)	08/01/27		246,000	246,635

Virgin Media Secured Finance PLC (United Kingdom)

5.50% (1)	05/15/29		140,000	138,006

VZ Secured Financing BV (Netherlands)

5.00% (1)	01/15/32		615,000	557,344

				2,985,736

Miscellaneous Manufacturers — 0.1%

Dyno Nobel Ltd. (Australia)

5.40%	11/08/32	AUD	180,000	117,504

Office/Business Equipment — 0.1%

Xerox Corp.

10.25% (1)	10/15/30		255,000	245,539

Oil & Gas — 0.3%

KazMunayGas National Co. JSC (Kazakhstan)

3.50% (5)	04/14/33		200,000	180,698

Sunoco LP

7.88% (5 yr. CMT + 4.230%) (1),(4),(11)	09/18/30		375,000	384,979

Transocean International Ltd.

8.75% (1)	02/15/30		75,000	78,387

Transocean Titan Financing Ltd.

8.38% (1)	02/01/28		136,810	139,975

				784,039

Oil & Gas Services — 0.2%

Archrock Partners LP/Archrock Partners Finance Corp.

6.63% (1)	09/01/32		250,000	257,962

Kodiak Gas Services LLC

6.50% (1)	10/01/33		250,000	255,423

				513,385

Packaging & Containers — 0.6%

Amcor Flexibles North America, Inc.

4.80%	03/17/28		365,000	370,194

Ardagh Group SA

9.50% (1)	12/01/30		205,000	222,349

12.00% (1),(13)	12/01/30		85,000	78,000

Berry Global, Inc.

1.57%	01/15/26		323,000	322,680

1.65%	01/15/27		149,000	145,290

4.88% (1)	07/15/26		40,000	40,015

5.50%	04/15/28		95,000	97,959

5.65%	01/15/34		30,000	31,310

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Packaging & Containers (Continued)

Clearwater Paper Corp.

4.75% (1)	08/15/28		$125,000	$117,688

Graphic Packaging International LLC

6.38% (1)	07/15/32		70,000	71,316

Sealed Air Corp.

6.50% (1)	07/15/32		70,000	72,608

				1,569,409

Pharmaceuticals — 1.0%

1261229 BC Ltd.

10.00% (1)	04/15/32		240,000	250,094

Bayer U.S. Finance II LLC (Germany)

4.63% (1)	06/25/38		515,000	472,291

CVS Health Corp.

4.78%	03/25/38		50,000	47,292

6.75% (5 yr. CMT + 2.516%) (4)	12/10/54		375,000	392,089

Grifols SA (Spain)

4.75% (1)	10/15/28		259,000	256,011

7.50% (5)	05/01/30	EUR	203,000	250,670

Jazz Securities DAC

4.38% (1)	01/15/29		460,000	454,061

Teva Pharmaceutical Finance Netherlands III BV (Israel)

6.00%	12/01/32		309,000	324,330

Teva Pharmaceutical Finance Netherlands IV BV (Israel)

5.75%	12/01/30		58,000	60,210

				2,507,048

Pipelines — 1.0%

CQP Holdco LP/BIP-V Chinook Holdco LLC

5.50% (1)	06/15/31		200,000	198,142

Energy Transfer LP

6.63% (3 mo. USD LIBOR + 4.155%) (4),(11)	02/15/28		634,000	632,041

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29		275,000	278,564

7.13% (1)	07/01/33		167,000	170,453

ITT Holdings LLC

6.50% (1)	08/01/29		100,000	96,095

NGL Energy Operating LLC/NGL Energy Finance Corp.

8.38% (1)	02/15/32		210,000	217,783

Venture Global LNG, Inc.

9.00% (5 yr. CMT + 5.440%) (1),(4),(11)	09/30/29		378,000	299,682

9.88% (1)	02/01/32		189,000	195,373

Venture Global Plaquemines LNG LLC

6.50% (1)	01/15/34		38,000	38,931

6.75% (1)	01/15/36		258,000	264,311

				2,391,375

Issues	Maturity Date	Principal Amount		Value

Real Estate — 0.2%

Blackstone Property Partners Europe Holdings SARL (Luxembourg)

1.00% (5)	05/04/28	EUR	150,000	$168,501

Vonovia SE (Germany)

1.50% (5)	06/14/41	EUR	200,000	155,584

5.72% (5)	09/03/35	AUD	60,000	38,565

Zhenro Properties Group Ltd. (China)

6.63% (5),(10)	01/07/26		200,000	864

				363,514

REIT — 1.5%

American Assets Trust LP

3.38%	02/01/31		275,000	250,896

American Tower Corp. (REIT)

2.90%	01/15/30		495,000	470,270

Americold Realty Operating Partnership LP

5.60%	05/15/32		370,000	372,971

Digital Dutch Finco BV (REIT)

3.88% (5)	03/15/35	EUR	135,000	154,944

Equinix Europe 2 Financing Corp. LLC (REIT)

3.63%	11/22/34	EUR	155,000	176,349

Extra Space Storage LP

2.40%	10/15/31		56,000	49,778

GLP Capital LP/GLP Financing II, Inc.

5.30%	01/15/29		55,000	56,026

5.75%	06/01/28		345,000	354,208

Healthcare Realty Holdings LP

3.10%	02/15/30		130,000	123,447

Host Hotels & Resorts LP (REIT)

5.70%	06/15/32		175,000	182,812

Hudson Pacific Properties LP

3.95%	11/01/27		313,000	299,256

5.95%	02/15/28		5,000	4,931

Invitation Homes Operating Partnership LP

2.00%	08/15/31		95,000	83,097

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32		420,000	401,100

Lineage OP LP

5.25% (1)	07/15/30		230,000	232,266

LXP Industrial Trust

2.70%	09/15/30		275,000	252,296

RHP Hotel Properties LP/RHP Finance Corp. (REIT)

6.50% (1)	04/01/32		125,000	129,748

VICI Properties LP/VICI Note Co., Inc.

3.88% (1)	02/15/29		50,000	49,075

4.13% (1)	08/15/30		7,000	6,799

4.50% (1)	01/15/28		33,000	33,071

				3,683,340

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Issues	Maturity Date	Principal Amount	Value

Retail — 0.7%

BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc.

9.50% (1)	07/01/32	$ 190,000	$182,206

Ferrellgas LP/Ferrellgas Finance Corp.

5.88% (1)	04/01/29	130,000	125,046

9.25% (1)	01/15/31	352,000	363,088

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30	40,000	38,041

FirstCash, Inc.

5.63% (1)	01/01/30	280,000	281,453

HOA RoyaltyCo LLC Series 2025-1, Class A-2I

4.72% (1),(7)	11/22/55	566,849	11,337

Michaels Cos., Inc.

5.25% (1)	05/01/28	281,000	270,364

7.88% (1)	05/01/29	60,000	55,418

Papa John’s International, Inc.

3.88% (1)	09/15/29	135,000	128,985

Staples, Inc.

10.75% (1)	09/01/29	55,000	54,743

Suburban Propane Partners LP/Suburban Energy Finance Corp.

6.50% (1)	12/15/35	250,000	250,185

			1,760,866

Semiconductors — 0.1%

Foundry JV Holdco LLC

5.50% (1)	01/25/31	70,000	72,325

Intel Corp.

2.00%	08/12/31	205,000	179,873

5.70%	02/10/53	25,000	23,334

			275,532

Software — 0.8%

Cloud Software Group, Inc.

9.00% (1)	09/30/29	95,000	98,994

Fiserv, Inc.

4.55%	02/15/31	125,000	124,031

5.25%	08/11/35	215,000	214,802

5.45%	03/15/34	215,000	218,268

5.63%	08/21/33	65,000	67,049

Open Text Corp. (Canada)

6.90% (1)	12/01/27	580,000	603,907

Open Text Holdings, Inc. (Canada)

4.13% (1)	12/01/31	270,000	252,110

Paychex, Inc.

5.35%	04/15/32	250,000	259,180

RingCentral, Inc.

8.50% (1)	08/15/30	115,000	122,014

			1,960,355

Issues	Maturity Date	Principal Amount		Value

Telecommunications — 0.8%

Altice Financing SA (Luxembourg)

9.63% (1)	07/15/27		$366,000	$282,303

Altice France SA

6.50% (1)	04/15/32		69,979	67,220

9.50% (1)	11/01/29		52,192	53,726

EchoStar Corp.

10.75%	11/30/29		80,000	88,452

Frontier Communications Holdings LLC

8.63% (1)	03/15/31		465,000	490,078

Global Switch Finance BV (United Kingdom)

1.38% (5)	10/07/30	EUR	315,000	347,485

Vmed O2 U.K. Financing I PLC (United Kingdom)

4.75% (1)	07/15/31		271,000	250,602

Windstream Services LLC/Windstream Escrow Finance Corp.

8.25% (1)	10/01/31		235,000	246,905

Zayo Group Holdings, Inc.

9.25% (1),(14)	03/09/30		176,909	168,287

				1,995,058

Transportation — 0.1%

Aurizon Network Pty. Ltd. (Australia)

2.90% (5)	09/02/30	AUD	290,000	171,312

Pacific National Finance Pty. Ltd. (Australia)

3.70%	09/24/29	AUD	280,000	171,659

Total Transportation

				342,971

Water — 0.3%

DWR Cymru Financing U.K. PLC

2.38% (5)	03/31/34	GBP	125,000	128,109

Suez SACA (France)

2.88% (5)	05/24/34	EUR	200,000	217,966

United Utilities Water Finance PLC (United Kingdom)

3.75% (5)	05/23/34	EUR	115,000	134,454

Yorkshire Water Finance PLC (United Kingdom)

6.38% (5)	11/18/34	GBP	180,000	250,595

Total Water

				731,124

Total Corporate Bonds

(Cost: $58,127,059)				58,331,036

MUNICIPAL BONDS — 0.6%

Medina Valley Independent School District, General Obligation Unlimited

4.75%	02/15/50		90,000	91,813

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds

5.00%	11/01/53		230,000	238,370

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

MUNICIPAL BONDS (Continued)

New York State Dormitory Authority, Revenue bonds

5.29%	03/15/33		$903,339	$918,737

New York State Thruway Authority, Revenue Bonds

5.00%	03/15/59		160,000	164,723

Total Municipal Bonds

(Cost: $1,469,980)				1,413,643

FOREIGN GOVERNMENT BONDS — 0.8%

Brazil Government International Bonds

6.13%	03/15/34		200,000	202,440

Colombia Government International Bonds

8.00%	11/14/35		200,000	213,322

Guatemala Government Bonds

3.70% (5)	10/07/33		200,000	178,806

6.25% (5)	08/15/36		200,000	209,600

Mexico Government International Bonds

5.63%	09/22/35		284,000	280,379

New South Wales Treasury Corp.

5.25% (5)	02/24/38	AUD	965,000	626,354

Queensland Treasury Corp.

5.25% (5)	08/13/38	AUD	335,000	215,129

Treasury Corp. of Victoria

2.00%	11/20/37	AUD	330,000	150,935

Total Foreign Government Bonds

(Cost: $2,071,347)				2,076,965

U.S. TREASURY SECURITIES — 0.7%

U.S. Treasury Notes

3.38%	12/31/27		315,000	314,397

3.50%	11/30/30		112,000	110,911

3.63%	12/31/30		1,205,000	1,199,493

Total U.S. Treasury Securities

(Cost: $1,625,428)				1,624,801

BANK LOANS — 0.2%

Health Care-services — 0.1%

Modivcare Buyer LLC Super Senior Term Loan

0.00% (15)	12/29/30		170,000	165,750

Modivcare, Inc. 2025 DIP Delayed Draw Term Loan

10.82% (1 mo. USD Term SOFR + 7.000%) (4)	02/22/26		22,343	22,119

Modivcare, Inc. 2025 DIP Term Loan

10.73% (1 mo. USD Term SOFR + 7.000%) (4)	02/22/26		41,936	41,517

Issues	Maturity Date	Principal Amount		Value

BANK LOANS (Continued)

Modivcare, Inc. 2025 Incremental Term Loan

15.44% (1 mo. USD Term SOFR + 11.500%) (4)	01/12/26		$180,415	$73,143

Total Health Care-services

				302,529

Machinery-diversified — 0.1%

Oregon Tool, Inc. 2025 2nd Lien Term Loan

8.14% (3 mo. USD Term SOFR + 4.000%) (4)	10/15/29		238,231	172,003

Total Bank Loans

(Cost: $725,454)				474,532

Total Fixed Income Securities

(Cost: $267,640,605)				249,133,072

CONVERTIBLE SECURITIES — 0.2%

CONVERTIBLE CORPORATE BONDS — 0.2%

Beverages — 0.1%

Davide Campari-Milano NV (Italy)

2.38% (5)	01/17/29	EUR	200,000	228,983

Commercial Services — 0.1%

Worldline SA (France)

0.00% (3),(5)	07/30/26	EUR	126,833	145,577

Total Convertible Corporate Bonds

(Cost: $347,075)				374,560

Total Convertible Securities

(Cost: $347,075)				374,560

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
December 31, 2025

Security	Shares	Value

COMMON STOCK —2.8%

Agriculture — 0.4%

British American Tobacco PLC (SP ADR) (United Kingdom)	15,706	$889,274

Financial — 0.0%

Yeoman Capital SA (16)	13,307	99,802

Pipelines — 0.8%

Energy Transfer LP	70,993	1,170,675

Enterprise Products Partners LP	21,772	698,010

		1,868,685

REIT — 1.4%

AGNC Investment Corp.	144,641	1,550,552

Annaly Capital Management, Inc.	41,441	926,621

Redwood Trust, Inc.	61,963	342,655

Rithm Capital Corp.	55,339	603,195

		3,423,023

Telecommunications — 0.2%

Verizon Communications, Inc.	15,224	620,074

Total Common Stock

(Cost: $7,140,432)		6,900,858

INVESTMENT COMPANIES — 2.8%

TCW Private Asset Income Fund — I Class (17)	681,639	6,816,389

Total Investment Companies

(Cost: $6,815,539)		6,816,389

MONEY MARKET INVESTMENTS — 4.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.74% (18)	270,112	270,112

TCW Central Cash Fund, 3.71% (17),(18)	10,566,318	10,566,318

Total Money Market Investments

(Cost: $10,836,430)		10,836,430

Total Investments (112.2%)

(Cost: $292,780,081)		274,061,309

Liabilities In Excess Of Other Assets (-12.2%)		(29,766,606)

Net Assets (100.0%)		$244,294,703

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
295	5-Year U.S. Treasury Note Futures	03/31/26	$32,259,285	$32,244,883	$(14,402)

			$32,259,285	$32,244,883	$(14,402)

Short Futures
9	3-Year Australian Bond Futures	03/16/26	$(630,991)	$(630,146)	$845
17	10-Year Australian Bond Futures	03/16/26	(1,241,690)	(1,241,160)	530
235	10-Year U.S. Treasury Note Futures	03/20/26	(27,086,764)	(27,028,672)	58,092
127	2-Year U.S. Treasury Note Futures	03/31/26	(26,481,421)	(26,516,211)	(34,790)
2	30-Year Euro-Buxl Futures	03/06/26	(262,542)	(258,661)	3,881
18	Euro-Bund Futures	03/06/26	(2,716,055)	(2,696,844)	19,211
4	Long Gilt Futures	03/27/26	(488,698)	(491,588)	(2,890)
73	U.S. Ultra Long Bond Futures	03/20/26	(8,745,612)	(8,614,000)	131,612

			$(67,653,773)	$(67,477,282)	$176,491

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for USD	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (19)
Citibank N.A.	EUR	318,119	01/09/26	$371,092	$373,685	$2,593
Goldman Sachs & Co.	EUR	660,659	01/09/26	767,714	776,058	8,344
Citibank N.A.	GBP	1,195,648	01/09/26	1,604,766	1,608,201	3,435

				$2,743,572	$2,757,944	$14,372

SELL (20)
Goldman Sachs & Co.	AUD	60,938	01/09/26	39,723	40,638	(915)
Bank Of New York	AUD	2,252,753	01/09/26	1,488,133	1,502,298	(14,165)
Goldman Sachs & Co.	EUR	416,963	01/09/26	482,741	489,795	(7,054)
Citibank N.A.	EUR	6,884,180	01/09/26	8,091,538	8,086,654	4,884
JP Morgan Chase Bank	EUR	108,552	01/09/26	126,014	127,513	(1,499)
Bank Of America	EUR	11,189	01/09/26	12,963	13,143	(180)
Bank Of America	GBP	104,434	01/09/26	139,575	140,468	(893)
Citibank N.A.	GBP	3,109,996	01/09/26	4,187,791	4,183,086	4,705
Goldman Sachs & Co.	GBP	223,751	01/09/26	296,013	300,955	(4,942)

				$14,864,491	$14,884,550	$(20,059)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
AUD	Australian Dollar.
CLO	Collateralized Loan Obligation.
CMT	Constant Maturity Treasury Index.
EUR	Euro Currency.
GBP	British Pound Sterling.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
PIK	Payment In Kind.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2025

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2025, the value of these securities amounted to $110,970,942 or 45.4% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.

(2)
This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(3)	Security is not accruing interest.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2025.
(5)
Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At December 31, 2025, the value of these securities amounted to $9,530,460 or 3.9% of net assets.

(6)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of December 31, 2025.
(10)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest by the issuer. Income is not being accrued.
(11)	Perpetual maturity.
(12)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 5.00% cash or 10.00% PIK interest.
(13)	PIK security. Income may be paid in additional securities or cash at the discretion of the issuer — 5.50% cash or 6.50% PIK interest.
(14)	PIK security. Income may be paid in additional securities or cash at the discretion of the issuer — 5.75% cash or 0.50% PIK interest.
(15)
This position represents an unsettled bank loan at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(16)	Non-income producing security.
(17)	Affiliated issuer.
(18)	Rate disclosed is the 7-day net yield as of December 31, 2025.
(19)	Fund buys foreign currency, sells USD.
(20)	Fund sells foreign currency, buys USD.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

The summary of the TCW Strategic Income Fund transactions in the affiliated funds for the year ended December 31, 2025 is as follows:

Name of Affiliated Fund	Value at December 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held December 31, 2025	Value at December 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$18,464,022	$122,602,296	$130,500,000	10,566,318	$10,566,318	$420,166	$—	$—	$—
TCW Private Asset Income Fund — I Class	—	6,815,539	—	681,639	6,816,389	451,808	—	—	850

Total					$17,382,707	$871,974	$—	$—	$850

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector	December 31, 2025

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	24.4%
Residential Mortgage-Backed Securities — Non-Agency	24.0
Corporate Bonds	23.9
Commercial Mortgage-Backed Securities — Non-Agency	13.9
Asset-Backed Securities	13.1
Money Market Investments	4.4
Common Stock	2.8
Investment Companies	2.8
Foreign Government Bonds	0.8
U.S. Treasury Securities	0.7
Municipal Bonds	0.6
Commercial Mortgage-Backed Securities — Agency	0.4
Bank Loans	0.2
Convertible Corporate Bonds	0.2
Other*	(12.2)

Total	100.0%

*	Includes cash, futures, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable, if any.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary	December 31, 2025

The following is a summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$30,443,547	$1,465,568	$31,909,115
Mortgage-Backed Securities
Residential Mortgage-Backed Securities — Agency	—	59,630,426	—	59,630,426
Residential Mortgage-Backed Securities — Non-Agency	—	58,624,553	—	58,624,553
Commercial Mortgage-Backed Securities — Non-Agency	—	33,954,955	—	33,954,955
Commercial Mortgage-Backed Securities — Agency	—	1,093,046	—	1,093,046

Total Mortgage-Backed Securities	—	153,302,980	—	153,302,980

Corporate Bonds*	—	58,319,699	11,337	58,331,036
Municipal Bonds	—	1,413,643	—	1,413,643
Foreign Government Bonds	—	2,076,965	—	2,076,965
U.S. Treasury Securities	—	1,624,801	—	1,624,801
Bank Loans	—	474,532	—	474,532
Convertible Corporate Bonds*	—	374,560	—	374,560

Total Fixed Income Securities	—	248,030,727	1,476,905	249,507,632

Money Market Investments	10,836,430	—	—	10,836,430
Common Stock*	6,900,858	—	—	6,900,858
Investment Companies	—	6,816,389	—	6,816,389

Total Investments	$17,737,288	$254,847,116	$1,476,905	$274,061,309

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	23,961	—	23,961
Futures Contracts
Interest Rate Risk	214,171	—	—	214,171

Total	$17,951,459	$254,871,077	$1,476,905	$274,299,441

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(52,082)	$—	$—	$(52,082)
Forward Currency Contracts
Foreign Currency Risk	—	(29,648)	—	(29,648)

Total	$(52,082)	$(29,648)	$—	$(81,730)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2025

ASSETS:
Investments, at Value (Cost: $275,398,224)	$256,678,602
Investment in Affiliated Issuers, at Value (Cost: $17,381,857)	17,382,707
Cash	4,353
Receivable for Securities Sold	3,492,197
Interest and Dividends Receivable	1,856,798
Cash Collateral Held for Broker	1,080,968
Receivable for Variation Margin on Open Futures Contracts to Broker	76,703
Unrealized Appreciation on Forward Currency Exchange Contracts	23,961
Prepaid Expenses	20,742
Foreign Tax Reclaims Receivable	852

Total Assets	280,617,883

LIABILITIES:
Payables for Securities Purchased	29,621,205
Distributions Payable	6,212,107
Accrued Other Expenses	252,002
Accrued Investment Advisory Fees	131,322
Interest Expense Payable	70,000
Unrealized Depreciation on Forward Currency Exchange Contracts	29,648
Accrued Directors’ Fees and Expenses	6,896

Total Liabilities	36,323,180

NET ASSETS	$244,294,703

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid-in Capital	269,520,224
Accumulated Earnings (Loss)	(25,703,375)

NET ASSETS	$244,294,703

NET ASSET VALUE PER SHARE	$5.11

MARKET PRICE PER SHARE	$4.94

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Statement of Operations
Year Ended December 31, 2025

INVESTMENT INCOME:
Income
Interest	$14,920,818
Dividends from Investments in Affiliated Issuers	871,974
Dividends	778,062

Total Investment Income	16,570,854

Expenses
Investment Advisory Fees	1,448,689
Legal Fees	717,167
Audit and Tax Service Fees	195,651
Directors’ Fees and Expenses	125,797
Custodian Fees	103,561
Miscellaneous Expense	60,508
Interest Expense	56,878
Transfer Agent Fees	54,337
Listing Fees	48,980
Insurance Expense	48,746
Proxy Expense	40,011
Administration Fees	26,400
Accounting Fees	17,973
Printing and Distribution Costs	7,941

Total Expenses	2,952,639

Net Investment Income	13,618,215

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	965,236
Foreign Currency	12,147
Forward Currency Exchange Contracts	(472,184)
Futures Contracts	577,157
Swap Agreements	133,959
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,590,121
Investments in Affiliated Issuers	850
Foreign Currency	4,386
Forward Currency Exchange Contracts	(457,935)
Futures Contracts	(378,775)
Swap Agreements	(109,830)

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	5,865,132

INCREASE IN NET ASSETS FROM OPERATIONS	$19,483,347

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
OPERATIONS:
Net Investment Income	$13,618,215	$14,861,739
Net Realized Gain on Investments, Futures Contracts, Swap Agreements and Foreign Currency	1,216,315	857,895
Change in Unrealized Appreciation on Investments, Futures Contracts, Swap Agreements and Foreign Currency	4,648,817	1,621,102

Increase in Net Assets Resulting from Operations	19,483,347	17,340,736

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(15,530,269)	(18,397,395)

Shares Issued in Reinvestment of Dividends (0 for the year ended December 31, 2025 and 0 for the year ended December 31, 2024)	—	—
Total Increase (Decrease) in Net Assets	3,953,078	(1,056,659)

NET ASSETS:
Beginning of year	240,341,625	241,398,284

End of year	$244,294,703	$240,341,625

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end
investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting:
 The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations:
 Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter
(“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.
Shares Not Listed; No Market for Shares.
 The TCW Private Asset Income Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the TCW Private Asset Income Fund does not currently intend to list the Shares for trading on any securities exchange, and the TCW Private Asset Income Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the TCW Private Asset Income Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.
Pursuant to Rule
2a-5
under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 2 — Significant Accounting Policies (Continued)

the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Fair Value Measurements:
 Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)
. The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Corporate bonds
. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.
Equity securities.
 Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public
entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts
. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts
. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities
. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.
Interest rate swaps.
Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds.
Money market funds are
open-end
mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 2 — Significant Accounting Policies (Continued)

Municipal bonds.
Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted
lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts.
Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money,
at-the-money,
and
out-of-the-money
contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.
Restricted securities.
Restricted securities, including illiquid Rule 144A securities, issued by non-public
entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.
Short-term investments.
Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Fund’s investments is listed after the Investments by Sector table.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2024	$1,124,790	$614,136	$337,643	$2,659	$41,333	$2,162,551	$4,283,112
Accrued Discounts (Premiums)	—	—	—	60	1,041	100	1,201
Realized Gain (Loss)	112,600	2,910	(535,484)	(18,788)	(243,174)	(206,868)	(888,804)
Change in Unrealized Appreciation (Depreciation)	(7,383)	(10,648)	588,809	17,782	223,065	532,010	1,343,635
Purchases	1,866,280	—	—	—	11,337	77,122	1,954,739
Sales	(1,363,375)	(606,398)	(390,968)	(1,713)	(21,401)	—	(2,383,855)
Transfers in to Level 3*	75	—	—	—	—	—	75
Transfers out of Level 3*	(267,419)	—	—	—	(864)	(2,564,915)	(2,833,198)

Balance as of December 31, 2025	$1,465,568	$—	$—	$—	$11,337	$—	$1,476,905

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2025	$(12)	$—	$—	$—	$—	$—	$(12)

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Significant unobservable valuation inputs for Level 3 investments as of December 31, 2025 are as follows:

Description	Fair Value at December 31, 2025	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$1,465,493	Broker Quote	Offered Quote	$100.000	$100.000	Increase
Asset-Backed Securities	$75	Fair Value	Zero Market Value	$0.000 to $0.010	$0.000	Increase
Corporate Bonds	$11,337	Fair Value	Liquidation Value	$2.000	$2.000	Increase
Security Transactions and Related Investment Income:
 Dividend income is recorded on the
ex-dividend
date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.
Use of Estimates:
 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation:
 The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions:
Distributions to shareholders are recorded on each
ex-dividend
date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses,

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 2 — Significant Accounting Policies (Continued)

and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in
capital and may affect net investment income per share.
Derivative Instruments:
 Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.
For the year ended December 31, 2025, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

Asset Derivatives	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts (1)	$—	$214,171	$214,171
Forward Currency Exchange Contracts	23,961	—	23,961

Total Value	$23,961	$214,171	$238,132

Liability Derivatives	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts (1)	$—	$(52,082)	$(52,082)
Forward Currency Exchange Contracts	(29,648)	—	(29,648)

Total Value	$(29,648)	$(52,082)	$(81,730)

Realized Gain (Loss)	Foreign Currency Risk	Interest Rate Risk	Total
Swaps Contracts	$—	$133,959	$133,959
Futures Contracts	—	577,157	577,157
Forward Currency Exchange Contracts	(472,184)	—	(472,184)

Total Realized Gain (Loss)	$(472,184)	$711,116	$238,932

Change in Appreciation (Depreciation)	Foreign Currency Risk	Interest Rate Risk	Total
Swaps Contracts	$—	$(109,830)	$(109,830)
Futures Contracts	—	(378,775)	(378,775)
Forward Currency Exchange Contracts	(457,935)	—	(457,935)

Total Change in Appreciation (Depreciation)	$(457,935)	$(488,605)	$(946,540)

Number of Contracts, Notional Amounts or Shares/Units (2)	Foreign Currency Risk	Interest Rate Risk	Total
Forward Currency Exchange Contract	14,398,731	—	14,398,731
Futures Contracts	—	702	702
Swaps Contracts	—	1,476,000	1,476,000

(1)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on December 31, 2025 is reported within the Statement of Assets and Liabilities.

(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2025.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Counterparty Credit Risk:
 Derivative contracts may be exposed to counterparty credit risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements:
 For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities.
Non-cash
collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 2 — Significant Accounting Policies (Continued)

business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to ASC 210 Balance Sheet (“
ASC 210
”), Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.
Master Agreements and Netting Arrangements
. The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit -related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party
collateral agreements between the Fund, the Fund’s custodian, and each

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.
The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of December 31, 2025:

Counterparty	Gross Assets Subject to Master Agreements	Collateral Received (1)	Derivatives Assets/(Liabilities) Available for Offset	Net Amount of Assets (2)
Citibank N.A.	$15,617	$—	$—	$15,617
Goldman Sachs & Co.	8,344	—	(8,344)	—

Total	$23,961	$—	$(8,344)	$15,617

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of December 31, 2025:

Counterparty	Gross Liabilities Subject to Master Agreements	Collateral Pledged (1)	Derivatives Assets/(Liabilities) Available for Offset	Net Amount of Liabilities (2)
Bank of America	$1,073	$—	$—	$1,073
Bank of New York	14,165	—	—	14,165
Goldman Sachs & Co.	12,911	—	(8,344)	4,567
JP Morgan Chase Bank	1,499	—	—	1,499

Total	$29,648	$—	$(8,344)	$21,304

(1)	Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount payable to the counterparty in the event of default.
Note 3 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities:
 The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 3 — Portfolio Investments (Continued)

of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. MBS and other ABS held by the Fund at December 31, 2025 are listed in the Fund’s Schedule of Investments.
When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:
 The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Repurchase Agreements:
 The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of December 31, 2025.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Securities Lending:
 The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2025.
Derivatives:
Forward Currency Exchange Contracts:
 The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market
daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at December 31, 2025 are disclosed in the Schedule of Investments.
Futures Contracts:
 The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2025, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2025 are listed in the Fund’s Schedule of Investments.

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 3 — Portfolio Investments (Continued)

Options:
 The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.
OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended December 31, 2025, the Fund did not enter into written option contracts.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Swap Agreements:
 The Fund may enter into swap agreements. Swap agreements are typically two-party
contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called
market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 3 — Portfolio Investments (Continued)

a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable
or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market
to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2025, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements, if any, at December 31, 2025 are disclosed in the Schedule of Investments.
Note 4 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:
The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy:
 The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities,
non-U.S.
developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid-,
and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

Market Risk:
 The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk:
 The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk:
The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Mortgage-Backed and Other Asset-Backed Securities Risk:
The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk:
Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.
Credit Risk:
The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming
loans,
Alt-A
loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk:
The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
U.S. Trade Policy Risk:
There have been significant changes to United States trade policies, agreements, and tariffs, and in the future there may be additional significant changes. These and any future developments and continued uncertainty surrounding trade policies, agreements and tariffs, may have a material adverse effect on global economic conditions, inflation and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the access by issuers of the Fund’s portfolio securities to suppliers or customers, increase their supply-chain costs and expenses and could have material adverse effects on the Fund’s portfolio investments.
Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.
The following table shows character of distributed and undistributed amounts on a tax basis.

	Amount Distributed During the Year		Undistributed Amount at Year Ended
	Year Ended December 31, 2025	Year Ended December 31, 2024	December 31, 2025	December 31, 2024
Ordinary Income	$15,530,269	$18,397,395	$89,604	$364,734
Capital Gain	—	—	—	—

	$15,530,269	$18,397,395	$89,604	$364,734

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

At December 31, 2025, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$10,479,633
Unrealized (depreciation)	(34,090,458)

Net unrealized depreciation	$(23,610,825)

Cost of Investments for Federal Income Tax Purposes	$297,672,134

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2025:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$1,928,645
Accumulated Net Realized Loss on Investments	$(1,928,645)
Paid in Capital	$—
At December 31, 2025, the Fund had short-term and long-term realized capital losses that will be carried forward indefinitely for federal income tax purposes of $0 and $1,737,712, respectively.
The Fund did not have any unrecognized tax benefits at December 31, 2025, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.
Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the year ended December 31, 2025 purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $105,999,994 and $95,306,627, respectively, for
non-U.S.
Government securities, and aggregated to $478,818,037 and $495,809,204, respectively, for U.S. Government securities.
Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $125,797 from the Fund for the year ended December 31, 2025. Directors may elect to defer receipt of their fees in accordance with the terms of a
Non-Qualified
Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.
Note 9 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the

TCW Strategic Income Fund, Inc.

December 31, 2025

Note 9 — Restricted Securities (Continued)

public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities held by the Fund at December 31, 2025.
Note 10 — Line Of Credit
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with State Street Bank and Trust Company (the “Bank”) which permits the Fund to borrow up to $70 million at an interest rate, to be determined by the Fund, either at (i) an Overnight Rate, defined as the higher of Federal Funds Effective Rate and the One Month Adjusted Term Secured Overnight Financing Rate (“SOFR”) in effect on the applicable day, plus 110.0 basis points (1.10%); or (ii) a Term Rate, equal to One Month Adjusted Term SOFR, plus 110.0 basis points (1.10%). The Fund did not have any borrowings during the year ended December 31, 2025. The Fund pays the Bank an administrative fee equal to 0.08% per annum on the facility amount. The administrative fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 11 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and
By-Laws,
the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 12 — Recent Accounting Pronouncements
The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 13 — Segment Reporting
In the reporting period, the Fund adopted FASB Accounting Standards Update
2023-07,
Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment as the operating results of the Fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that is executed by the Fund’s portfolio management team. A senior executive team comprised of the Fund’s Principal Executive Officer and Principal Financial Officer, serves as the Fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Director reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from Fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the Fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the Statement of Assets and Liabilities as Net Assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying Statement of Operations.
Note 14 — Subsequent Events
On February 9, 2026, the Board of Directors of the Fund approved the terms of an offering of transferable subscription rights to holders of the Fund’s common stock of record as of February 19, 2026, pursuant to which such holders will be entitled to subscribe for newly issued shares of the Fund’s common stock, par value $0.01 per share, at a discount to the market price.

TCW Strategic Income Fund, Inc.

Financial Highlights December 31, 2025

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Asset Value Per Share, Beginning of year	$5.03	$5.05	$4.94	$5.69	$5.85

Income from Operations:
Net Investment Income (1)	0.28	0.31	0.29	0.26	0.32
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.06	0.18	(0.69)	(0.11)

Total from Investment Operations	0.41	0.37	0.47	(0.43)	0.21

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.39)	(0.36)	(0.24)	(0.25)
Distributions from Net Realized Gains	—	—	—	(0.08)	(0.12)

Total Distributions	(0.33)	(0.39)	(0.36)	(0.32)	(0.37)

Net Asset Value Per Share, End of year	$5.11	$5.03	$5.05	$4.94	$5.69

Market Value Per Share, End of year	$4.94	$4.81	$4.59	$4.62	$5.77

Net Asset Value Total Return (2)	8.17%	7.34%	9.84%	(7.51)%	3.55%
Market Price Return (3)	9.67%	13.33%	7.15%	(14.34)%	8.03%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$244,397	$240,342	$241,398	$235,845	$271,573

Ratio of Expenses Before Interest Expense to Average Net Assets	1.17%	0.94%	0.93%	0.95%	0.93%

Ratio of Interest Expense to Average Net Assets	0.02%	(0.03)%	0.08%	0.07%	0.02%

Ratio of Total Expenses to Average Net Assets	1.20%	0.91%	1.01%	1.02%	0.95%

Ratio of Net Investment Income to Average Net Assets	5.53%	6.04%	5.67%	4.90%	5.38%

Portfolio Turnover Rate (4)	219.83%	256.45%	234.87%	155.62%	178.02%

Asset Coverage Ratio Per Share (5)	—	—	—	—	—

Total Debt Outstanding	—	—	—	—	—

Involuntary Liquidating Preference Per Share	—	—	—	—	—

Average Market Value Per Share	—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(4)	The portfolio turnover rate excludes investments in TCW Central Cash Fund which is used as a short-term investment vehicle for cash management.
(5)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of
TCW Strategic Income Fund, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Los Angeles, California
February 20, 2026
We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Global Customer Privacy Policy
Effective October 2025
In this Privacy Policy, “TCW,” “we,” “us,”, and “our” refers collectively to The TCW Group, Inc. and its subsidiaries, affiliates, and funds, including but not limited to, TCW Investment Management Company LLC, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW PT Management Company LLC, TCW Asset Backed Finance Management Company LLC and Sepulveda Management LLC. References to the “Fund” refer to the particular investment fund(s) to which you are, or seek to be, admitted which are managed whether directly or indirectly by one or more investment manager, and references to the “General Partner” refer to the general partner or similarly placed entity of such Fund.
TCW recognizes the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies. We carefully manage information among our affiliated group of companies to safeguard your privacy.
The purpose of this Privacy Policy is to provide you with information about our use of Customer Data (as defined below) in accordance with applicable privacy and data protection laws.
What You Should Know
If you are in the U.S., we are providing this notice to you to comply with the requirements of Regulation
S-P,
“Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission and other applicable privacy laws. This notice specifically addresses nonpublic personal and financial information collected from our customers for the purposes of investment.
If you are in the European Economic Area (“EEA”) and the United Kingdom (collectively, the “EU”), we are providing this notice to you to comply with the requirements of applicable laws, including the General Data Protection Regulation (the “GDPR”), the UK Data Protection Act 2018 and the GDPR as it forms part of the law of England, Wales, Scotland and Northern Ireland (the “UK GDPR”).
Your personal information may be subject to certain additional and/or supplemental privacy notices depending on your location and your relationship with TCW. If you are a TCW employee, a separate employee privacy notice has been provided to you. In addition, please review our online Privacy Policy, available at https://www.tcw.com/Privacy-Policy, for more information about how TCW collects, uses, and shares information from visitors to the TCW website.
Our Privacy Policy
We are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.
In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information; however, no method of transmission or electronic storage is completely secure, and we cannot guarantee absolute security.
Categories Of Information We Collect
“Customer Data” means personal data that reasonably can be associated or linked to you or another customer as an individual person, and includes nonpublic personal and financial information, as well as personal data on yourself that you provide to us, as well as the personal data of individuals connected with you as an investor (for example, directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents). In our use of Customer Data, the Fund, the General Partner and the investment manager are each characterized as a “controller” under the GDPR and the UK GDPR. Except as otherwise described in this Privacy Policy, the affiliates and delegates of the Fund, the General Partner and the investment manager may act as “processors” of Customer Data.

If you are a natural person, this Privacy Policy will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with Customer Data on individuals connected to you for any reason in relation to your investment with us, this will be relevant for those individuals and you should transmit this document to those individuals or otherwise advise them of its content.
We collect and process the following forms of Customer Data:

◾
Identifiers such as your name, residential and/or business address, mailing address, email address, personal and/or business contact information, proof of address, driver’s license, tax identification number, social security (or national insurance or similar) number, and passport number and other government identification information and/or numbers.

◾	Commercial information, including tax information, bank account details, source of funds details and details related to your investment activity.

◾	Visual information, including your signature.

◾	Professional or employment-related information, including your job title, employer’s name, place of work, work history and income.

◾
Background information, including information needed for or revealed by know-your-customer, fraud, terrorist financing, sanctions and anti-money laundering checks, investor due diligence, accreditation and consents.

◾
Financial information and account history, including information about your assets, income, net worth, amounts and types of investment, profit and loss allocations, capital account balances, commitments, withdrawals, redemptions, subscriptions and contributions, account data, other investment participation information, fund transfer information, beneficiaries, positions, percentages of fund, share or option numbers and values, vesting information, investment history, and transaction and tax information.

◾	Inferences that we draw from Customer Data to create a profile about your preferences.
It is important that we maintain up to date records of key information about you. Please notify us of any significant changes in your personal circumstances as soon as they occur (e.g., change of name, address, contact information, etc.). From time to time, we may ask you to complete a new Customer Data form to ensure our records are up to date.
Sources of Customer Data
We collect Customer Data in various ways, including through:

◾
Your, or your employer’s, financial intermediary’s and/or designated representative’s correspondence, interactions and transactions with us, our affiliates, delegates or others, including by letter, email, telephone, our websites, and through information provided in subscription agreements, investor questionnaires, applications and other agreements or documents completed by you or on your behalf.

◾
Information from other public sources, including public news sources, corporate registries, government and other public databases, and professional social media sites, such as LinkedIn, and information we receive from consumer reporting agencies, our services providers or others we may engage in connection with conducting due diligence, know-your-customer, anti-money laundering and other checks required to be performed in relation to admitting new investors.

How And on What Basis Do We Use Customer Data?
We use Customer Data for a variety of reasonable and legitimate business purposes, including, but not limited to, where:

◾
It is necessary to enter into or for the performance of our rights and obligations under a contract with you or to take steps at your request prior to entering into a contract (e.g., to process your subscription agreement and/or the constitutional and operational documents of the Fund, provide information you have requested, create and administer your account, administer your investments, maintain registers and communicate with you about your investments).

◾
It is necessary for compliance with legal and regulatory obligations to which we are subject (such as compliance with know-your-customer, anti-money laundering and FATCA/CRS requirements) – this may involve collecting specific Customer Data about you where required by law and disclosing such information to applicable regulators, government bodies, tax and other authorities.

◾
It is necessary for our, our affiliates’, delegates’ and/or other third parties’ legitimate interests (and such interests are not overridden by your interests, fundamental rights or freedoms) or (if required by law) with your consent, including to operate and facilitate our business and services to you, undertake business management, planning, statistical analysis, market research and

56

marketing (including email marketing) activities, administer and maintain our core records, protect our rights and interests, ensure the security of our assets, systems and networks, prevent, detect and investigate fraud, unlawful or criminal activities in relation to our services, and enforce our terms and conditions.

◾	It is necessary for the establishment, exercise or defense of legal claims.
Where we process Customer Data about you on the basis of your consent, you have the right to withdraw that consent at any time. If you decline to provide or withdraw your consent to our use of Customer Data about you and, under applicable law, we are relying on such consent as the legal basis for its processing, there are circumstances in which we will not be able to provide you with certain services or take particular action on your behalf.
Where we process Customer Data about you on the basis of our or a third party’s legitimate interests, we may do so for our or our affiliates’, delegates’ and/or other third parties’ everyday business purposes (such as to process your transactions, maintain your account(s)) or respond to court orders and legal investigations. To the extent permitted by law (including with your consent, where required), we may also process Customer Data about you to offer or market products or services to you (including by email), or permit authorized third parties to offer or market their services to you.
Should we wish to use Customer Data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you. We will not use Customer Data for any purposes inconsistent with this Privacy Policy without your permission.
You may be asked to provide some of the Customer Data referred to in this Privacy Policy for one or more of the purposes described above. If you fail to provide this Customer Data when requested, and the information is necessary for TCW to comply with its legal or contractual obligations under applicable law, we may not be able to meet the obligations placed on us. In all other cases, the provision of Customer Data is voluntary.
With Whom Do We Share Customer Data?
We may share Customer Data to carry out and implement any and all purposes described above, and for the objects of the Fund, including:

◾
With our affiliates and delegates that may act as data processors, processors or service providers (the “Delegates”), which may use Customer Data, for example, to provide their services to us or to discharge the legal, regulatory, or self-regulatory requirements that apply directly to us or in respect of which we rely upon the Delegates provided that,

◾
Such use of Customer Data by the Delegates will always be compatible with at least one of the aforementioned purposes for which we process Customer Data. The Delegates will not retain, use, sell or otherwise disclose Customer Data for any purpose other than the specific business purpose for which we have provided the information to the Delegate.

◾
With regulatory, self-regulatory, administrative, law enforcement agencies, or other oversight bodies in certain circumstances where we and/or our Delegates are obliged to share Customer Data and other information with respect to your interest in the Fund with the relevant regulatory authorities. They, in turn, may exchange this information with foreign authorities, including tax authorities.

◾	As authorized, for example, by subscription agreements or organizational documents of the Fund and as authorized by you or your designated representatives.

◾
As necessary for us to enter into or to perform a contract with you (e.g., to process your subscription agreement, provide information you have requested, create and administer your account, administer your investments, maintain registers and communicate with you about your investments).

◾	As necessary for our, or a third party’s, legitimate business interests, including with TCW as further described above.

◾
In connection with certain business transactions, with a third party that succeeds the investment manager or the General Partner in carrying on all or a part of our business or if the Fund is otherwise sold or transferred to a third party.

◾
As required by law, regulation, or self-regulatory requirement, including to comply with a subpoena or similar legal process, including when we believe in good faith that disclosure is legally required.

◾	As necessary for the establishment, exercise or defense of legal claims, or where otherwise necessary to protect the investment manager, the General Partner or the Fund’s rights and property.

57

Categories of Information We Disclose To Nonaffiliated Third Parties
We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes, such as those necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.
We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.
We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out
provisions.
Categories of Information We Disclose To Our Affiliated Entities

◾
We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾
We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, to ensure compliance with applicable laws and regulations, or to market our products and services to you.

Information About Former Customers
We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.
International Data Transfers
Because the internet and our operations are global, Customer Data may be transferred to, processed in, and held in countries (including the United States) other than the one in which you reside. The EEA and the UK do not consider the United States and many other countries to provide essentially equivalent privacy protections. Such transfers are a necessary part of the services that we provide.
We will ensure application of the same standards of privacy protection as set out in this Privacy Policy regardless of the international transfer or processing of Customer Data. To the extent required by, and in accordance with, applicable data protection laws, we rely on appropriate or suitable safeguards in respect of international transfers of Customer Data, including:

◾	Using standard contractual clauses approved by relevant authorities as ensuring adequate safeguards.

◾	Obtaining your consent to transfer Customer Data about you after first informing you about the possible risks of such a transfer.

◾
When the transfer is necessary for the performance of a contract between you and us, or if the transfer is necessary for the performance of a contract between us and a third party, and the contract was entered into in your interest.

◾	When the transfer is necessary to establish, exercise or defend legal claims.
How Long Do We Retain Customer Data?
We retain Customer Data only for as long as is necessary for the purposes set out in this Privacy Policy, subject to your rights, under certain circumstances, to have your Customer Data erased. When deciding how long to retain Customer Data, we take into account our legal and regulatory obligations, the amount, nature and sensitivity of the Customer Data, the potential risk of harm from unauthorized use or disclosure of Customer Data, the purposes for which we process Customer Data and whether we can achieve those purposes through other means. We may also retain Customer Data to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

58

Individual Rights
Individuals in the US, the EEA and/or the UK, and individuals in other jurisdictions whose Customer Data is subject to the California Consumer Privacy Act, GDPR and/or the UK GDPR, have certain rights in relation to their Customer Data. Subject to certain limitations, these rights include the right for individuals to: (i) request access to and rectification or erasure of their Customer Data; (ii) restrict or object to the processing of their Customer Data; and (iii) obtain a copy of their Customer Data in a portable format. Individuals may also have the right to lodge a complaint about the processing of Customer Data with a data protection or supervisory authority.
Questions
Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.
Individuals in some U.S. jurisdictions, including California, have certain data subject rights. These rights vary, but they may include the right to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you wish to exercise any of these rights please contact us by email or by regular mail at the address at the end of this policy.
Reminder About TCW’s Financial Products
Financial products offered by The TCW Group, Inc. and its subsidiaries, affiliates, and funds:

◾	Are not guaranteed by a bank;

◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries, affiliates, and funds;

◾	Are not insured by the Federal Deposit Insurance Corporation; and

◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

Attention: Chief Privacy Officer  |  515 South Flower Street, Los Angeles, CA 90071  |  email: privacy@tcw.com

59

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors and a majority of non-interested
(“Independent”) Directors, voting separately, annually approve the continuation of the Fund’s investment advisory agreement (the “Agreement”) with TCW Investment Management Company LLC (the “Advisor”). The Directors consider matters bearing on the Funds and their advisory agreements throughout the year, including a review of performance data at each regular meeting. In addition, at an in-person
meeting on September 15, 2025, the Board approved the renewal of the Agreement for an additional one-year
term from February 6, 2026 through February 5, 2027. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 21, 2025 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 15, 2025, they also met separately with their independent legal counsel to discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.
1. Information received
Materials reviewed
—During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on the Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Fund. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding the Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Fund and to other advisory and sub-advisory
clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of the Fund to those of appropriate peer groups of funds selected by Broadridge. After reviewing this information, the Directors requested additional information from the Advisor, which the Advisor provided and the Directors considered.
Review process
—The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were

TCW Strategic Income Fund, Inc.

present. In deciding to recommend the renewal of the Agreement with respect to the Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for each Fund are the result of years of review and discussion between the Independent Directors and the Board, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.
2. Nature, extent, and quality of services provided by the Advisor
The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the advance planning and transition arrangements put in place with respect to the changes in key portfolio management and other personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity, cybersecurity, and the modernization of the technology ecosystem with the implementation of Aladdin, as well as investments in sales and marketing to increase brand awareness, updates to information security defenses, and budgeting for certain future initiatives. The Board and the Independent Directors noted the significant role played by the Advisor, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor (“TCW”). The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Fund to support its operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised
clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Fund. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Fund’s various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Fund and its shareholders.
3. Investment results
The Board and the Independent Directors considered the investment results of the Fund in light of its investment objective and principal investment strategies. They compared the Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2025. The Board and the Independent Directors reviewed information as to a peer group selection presented by Broadridge and discussed the methodology for the selection with Broadridge. In reviewing the Fund’s relative performance, the Board and the Independent Directors took into account the Fund’s investment strategies, distinct characteristics, asset size and diversification.
The Board and the Independent Directors noted that the Fund’s performance was in the fifth quintile for the ten-
and five-year periods and the second quintile for the three- and one-year
periods. The Board and the Independent Directors recognized that the peer group included many funds that were not considered to be sufficiently comparable to the Fund in terms of strategy or characteristics, including that certain peer group funds had significantly higher aggregate exposure to common equity, preferred and convertible securities than the Fund, as well as generally higher levels of leverage. The Board and the Independent Directors also considered that the Fund experienced significantly less volatility than the other funds in the peer group.
The Board and the Independent Directors concluded that the Advisor was implementing the Fund’s investment objective and that the Advisor’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders over the long term.
4. Advisory fees and total expenses
The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and net total expenses of the Fund (as a percentage of average net assets) with the median management fee and operating expense level of the other funds in the Broadridge peer group. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess the Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that the Fund’s management fee was below and net total expenses were at the median of the peer group funds. The Board and the Independent Directors concluded that the competitive fee charged by the Advisor, and competitive expense ratio, should continue to benefit the Fund and its shareholders. The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory
clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Fund, the differences appropriately reflected the more extensive services provided by the Advisor to the Fund and the Advisor’s significantly greater responsibilities and expenses with respect to the Fund, including the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources

TCW Strategic Income Fund, Inc.

and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to registered investment companies with shares listed on a stock exchange.
5. The Advisor’s costs, level of profits, and economies of scale
The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Fund, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Fund to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable or excessive.
The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Fund grows and whether the advisory fee reflects those potential economies of scale. They noted the breakpoint under the Agreement, which results in a lower advisory fee rate as the Fund grows larger. They recognized the Advisor’s view that the advisory fee compares favorably to peer group fees, and that expenses remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance, risk management and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors also recognized that the Fund benefits from receiving investment advice from an organization with other types of advisory clients in addition to investment companies. The Board and the Independent Directors concluded that the Advisor was appropriately sharing potential economies of scale with the Fund through low fees and expenses, and through reinvesting in its capabilities for serving the Fund and its shareholders.
6. Ancillary benefits
The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund. The Board and the Independent Directors concluded that any potential benefits to be received or to be derived by the Advisor from its relationships with the Fund are reasonably related to the services provided by the Advisor to the Fund.

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

7. Conclusions
Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the TCW website at https://www.tcw.com/Global-Proxy-Voting-Policy; or

3.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form
N-PX
with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form
N-PX
via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form
N-PX
is filed with the SEC, at https://www.tcw.com/Literature/Proxy-Voting.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Corporate Governance Listing Standards
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards on October 7, 2025 as part of its Annual Written Affirmation. In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual Written Affirmation on October 7, 2025 and an Interim Written Affirmation on December 11, 2025.

TCW Strategic Income Fund, Inc.
Report of Annual Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 16, 2025. At the Annual Meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors — the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Withheld
Patrick C. Haden	32,773,678	3,513,549
Martin Luther King III	34,788,554	1,498,673
Peter McMillan	35,868,476	418,752
Victoria B. Rogers	35,046,843	1,240,385
Robert G. Rooney	35,820,650	466,577
Michael Swell	35,809,769	477,458
Andrew Tarica	35,861,807	425,422

2)
Ratification of Selection of Independent Registered Public Accounting Firm
— the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2025.

For	Against	Abstain
36,020,161	153,925	113,140

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata
portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866)
227-8179.
If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877)
829-4768
or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and
Sub-chapter
M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.
Tax Information Notice (Unaudited)

Under Section 854(b) (2) of the Code, the Fund designates 0.91% of the dividend paid as qualified dividends for purposes of the maximum rate under Section 1(h) (11) of the Code for the fiscal year ended December 31, 2025.
The dividend received deduction percentage for the Fund’s corporate shareholders was 0.59% for the fiscal year ended December 31, 2025.
This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. Shareholders should refer to the Form
1099-DIV
provided by Computershare or your broker for tax filing purposes. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.
Directors and Officers

A board of nine directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, their business addresses and their principal occupations for the last five years are set forth below.
Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships Held by Director
Patrick C. Haden (1953) Vice Chairman of the Board	Mr. Haden has served as a director of the Fund since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm);	Auto Club (affiliate of AAA); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Martin Luther King III (1957)	Mr. King has served as a director of the Fund since September 2024.	President and Chief Executive Officer (since 1998), The King Center (non-profit organization); Chief Executive Officer (since January 2006), Realizing the Dream (non-profit organization); Independent motivational lecturer (since 1980).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the Fund since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation);TCW Funds, Inc.(mutual fund); TCW Metropolitan West Funds (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

TCW Strategic Income Fund, Inc.

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships Held by Director
Robert G. Rooney (1957)	Mr. Rooney has served as a director of the Fund since September 2024.	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Chief Financial and Administrative Officer and Senior Financial Advisor (November 2018-March 2021), REEF Technology (real estate and technology services company).	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Michael Swell (1966)	Mr. Swell has served as a director of the Fund since September 2024.	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).
Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a director of the Fund since March 2012.	Retired (since December 2024); Chief Executive Officer (2001-2024), Meadowbrook Capital Management (asset management company); and Employee (2003-January 2022), Cowen Prime Services (broker-dealer).	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund); TCW Spirit Direct Lending, LLC (closed-end fund); TCW Steel City Senior Lending BDC (business development company).

(1)	The address of each Independent Director is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Position with company may have changed over time.

TCW Strategic Income Fund, Inc.
Directors and Officers (Continued)

Interested Directors
Each of these directors are “interested persons” of the Fund as defined in the 1940 Act because they are directors and officers of the Advisor.

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships Held by Director
David Vick (1972)	Mr. Vick has served as a director of the Fund since September 2025.	Group Managing Director (since 2006), TCW LLC.	TCW ETF Trust (exchange-traded fund); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Private Asset Income Fund (closed-end fund).
Richard Villa (1964)
Mr. Villa has served as a director of the Fund since December 2025.

Mr. Villa has served as President and Principal Executive Officer of TCW Funds, Inc. since December 2025 and as Treasurer, Principal Financial Officer, and Principal Accounting Officer of TCW Funds, Inc. since February 2014.
		Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Chairman, Executive Vice President and Chief Financial Officer (since September 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc., (since February 2021), TCW Metropolitan West Funds, (since September 2024), TCW Private Asset Income Fund and (since March 2025) TCW ETF Trust.	TCW ETF Trust (exchange-traded fund); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Private Asset Income Fund (closed-end fund).

(1)	The address of each Interested Director is c/o the TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
The officers of the Fund who are not directors of the Fund are:

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Drew Bowden (1961)	Executive Vice President	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC, and (since September 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since 2023), TCW Metropolitan West Funds, TCW

TCW Strategic Income Fund, Inc.

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
ETF Trust, and TCW Funds, Inc., and (since September 2024), TCW Private Asset Income Fund; Chief Operating Officer (August 2021-September 2023) Western Asset Management Company; Executive Vice President and General Counsel (March 2020-February 2021); and Senior Vice President and General Counsel (May 2015-March 2020), Jackson Financial Inc.
Eric Chan (1978)	Assistant Treasurer	Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer, (since 2010) TCW Metropolitan West Funds and (since 2009) TCW Funds, Inc., (since March 2025) TCW ETF Trust and (since September 2024) TCW Private Asset Income Fund. Mr. Chan is a Certified Public Accountant.
Peter Davidson (1972)	Vice President and Secretary	Managing Director, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Secretary (since September 2022 and December 2023, respectively), Metropolitan West Funds and TCW Funds, Inc.; Assistant Secretary of TCW Funds, Inc. and Metropolitan West Funds (September 2022-December 2023); Assistant General Counsel – Investment Products and Advisory Services (2020-July 2022).
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Funds, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC.
Alenoush Terzian (1983)	Chief Compliance Officer and AML Officer	Chief Compliance Officer and Anti-Money Laundering Officer (since

TCW Strategic Income Fund, Inc.
Directors and Officers (Continued)

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
August 2025), TCW Funds, Inc., TCW ETF Trust, TCW Metropolitan West Funds, and TCW Private Asset Income Fund; Senior 1940 Act Compliance Officer and Senior Vice President (March 2024 - present), TCW Group, Inc.; Chief Compliance Officer and Director of Operations (May 2021 - March 2024), Jacob Asset Management of New York LLC; Vice President – Fund Administration and Compliance (December 2010 to May 2021), U.S. Bank Global Fund Services

(1)	The address of each officer is c/o the TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

TCW Strategic Income Fund, Inc.
515 South Flower Street
Los Angeles, CA 90071
800 386 3829
tcw.com

Board of Directors

Patrick C. Haden
Martin Luther King III
Peter McMillan
Victoria B. Rogers
Robert G. Rooney
Michael Swell
Andrew Tarica
David Vick
Richard Villa

Adviser

TCW Investment Management Company LLC
515 South Flower Street
Los Angeles, CA 90071

Custodian & Administrator

State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Transfer Agent, Dividend
Reinvestment, Disbursment
Agent and Registar

Computershare
P.O. Box 43078
Providence, RI 02940-3078

Officers

Richard Villa

President, Principal Executive Officer,
Treasurer, Principal Financial Officer, and Principal Accounting Officer

Drew Bowden

Executive Vice President

Eric Chan

Assistant Treasurer

Peter Davidson

Vice President and Secretary

Lisa Eisen

Tax Officer

Alenoush Terzian

Chief Compliance Officer and
Anti-Money Laundering Officer
Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 West 5th Street, Suite 2700 Los Angeles, CA 90013 For Additional Information Call 800 FUND TCW (800 386 3829) or visit tcw.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent
12-month
period ending June 30 are available (i) without charge, upon request, by calling 800 386 3829; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.
In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.
To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800 386 3829 (or contact your financial institution).
We will begin sending you individual copies thirty days after receiving your request.
This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics during the period covered by this Form N-CSR.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Victoria B. Rogers, Robert G. Rooney, and Michael Swell. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2025	2024
$62,000	$62,000

(b) Audit-Related Fees

For the fiscal years December 31, 2025 and December 31, 2024, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2025	2024
$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed for tax compliance, tax advice, and tax planning by Deloitte were:

2025	2024
$4,740	$4,740

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and excise tax returns.

(d) All Other Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2025	2024
$0	$0

(e)(1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Patrick C. Haden

Martin Luther King III

Peter McMillan

Victoria B. Rogers

Robert G. Rooney

Michael Swell

Andrew Tarica

(b)	Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers*

Name	Experience with the Fund	Primary Title with Investment Advisor
Jerry Cudzil	Since September 2023	Group Managing Director
Ruben Hovhannisyan, CFA	Since September 2023	Group Managing Director
Bryan T. Whalen, CFA	Since December 2009	Group Managing Director

*	The foregoing information regarding the Registrant’s portfolio managers is as of February 23, 2026. (Positions with TCW and its affiliates may have changed over time.)

(a)(2)	Other Accounts Managed as of December 31, 2025 in millions.

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jerry Cudzil	23	$69,859	39	$17,121	163	$57,345	0	$0	10	$4,004	5	$3,080
Ruben Hovhannisyan, CFA	24	$69,682	17	$9,164	144	$46,405	0	$0	1	$187	5	$3,080
Bryan T. Whalen, CFA	24	$71,247	30	$12,085	193	$71,031	0	$0	3	$446	10	$7,089

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc., TCW Private Asset Income Fund, the Metropolitan West Funds, and TCW ETF Trust (collectively, “TCW”) have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (the “Advisor’s”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Registrant as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Registrant managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Registrant.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) Share Ownership in Registrant as of December 31, 2025.

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jerry Cudzil	X
Ruben Hovhannisyan, CFA			X
Bryan T. Whalen, CFA					X

(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	Not applicable.

(a)(3)	EX-99.CERT – The certification required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) is filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	EX-99.906CERT – The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act is filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

(101) Inline Interactive Data File—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer,
Principal Financial Officer, and Accounting Officer

Date	March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer,
Principal Financial Officer, and Accounting Officer

Date	March 5, 2026